UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Friday, December 15, 2017 at 10:00 a.m. Eastern Time at The Paley Center for Media, located at 25 West 52nd Street, New York, NY 10019.

In addition to the matters described in the proxy statement, we will report on the Company’s activities. You will have an opportunity to ask questions.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number, by Internet or by mailing a proxy card. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope that is provided.

Sincerely yours,

James L. Dolan

Executive Chairman

October 27, 2017

THE MADISON SQUARE GARDEN COMPANY, TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

The Madison Square Garden Company

The Annual Meeting of Stockholders of The Madison Square Garden Company will be held at The Paley Center for Media, located at 25 West 52nd Street, New York, NY on Friday, December 15, 2017, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 17, 2017 may vote at the meeting.

Your vote is important to us. Even if you plan on attending the annual meeting in person, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

An admission ticket will be required if you wish to attend the annual meeting in person. For more details, please see “General Information — How do I attend the 2017 annual meeting in person and what identification must I show?”

By order of the Board of Directors,

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 27, 2017

- i -

- ii -

PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation

Proposal 1	Election of directors	FOR

Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR

COMPANY OVERVIEW

The Madison Square Garden Company (the “Company”) is a leader in live experiences comprised of celebrated venues, legendary sports teams, exclusive entertainment productions, and other entertainment assets which included dining and nightlife venues and music festivals. Utilizing our powerful assets, brands and live event expertise, the Company delivers premium and unique experiences that set the standard for excellence and innovation while forging deep connections with diverse and passionate audiences. We manage our business through the following two operating segments:

•

MSG Sports, which includes the Company’s professional sports franchises: the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”), the New York Rangers (the “Rangers”) of the National Hockey League (the “NHL”), the New York Liberty of the Women’s National Basketball Association (the “WNBA”), the Hartford Wolfpack of the American Hockey League, and the Westchester Knicks of the NBA Gatorade League. In addition, the MSG Sports segment is home to a broad array of other live sporting events, including professional boxing, college basketball, college hockey, professional bull riding, mixed martial arts, esports, tennis and college wrestling, all of which the Company promotes, produces and/or presents. In July 2017, the Company acquired a controlling interest in Counter Logic Gaming, a premier North American esports organization, which is now part of our MSG Sports segment.

•

MSG Entertainment, which features the Company’s live entertainment events —including concerts, family shows, performing arts and special events — which we present or host in our diverse collection of venues. Those venues are: Madison Square Garden, the Theater at Madison Square Garden, Radio City Music Hall, the Beacon Theatre, the Forum, The Chicago Theatre and the Wang Theatre. Our MSG Entertainment segment also includes our original production — the Christmas Spectacular Starring the Radio City Rockettes — as well as Boston Calling Events, LLC (“BCE”), the entertainment production company that owns and operates the Boston Calling Music Festival. In January 2017, the Company purchased a controlling interest in TAO Group Holdings LLC (“TAO Group”), a hospitality group with globally-recognized entertainment dining and nightlife brands, which is now part of our MSG Entertainment segment.

CORPORATE GOVERNANCE AND BOARD PRACTICES

The Board of Directors of the Company (the “Board”) has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors serving one-year terms
✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function
✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom
✓	Regular executive sessions of independent directors
✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors
✓	Restricted stock units subject to holding requirement through end of service on the Board

DIRECTOR NOMINEES

The Board has nominated 15 director candidates. Of the 15 nominees, five are Class A nominees and ten are Class B nominees. All director candidates have been nominated for a term to expire at the 2018 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

This year, we have added a new Class A director nominee, Joseph J. Lhota, who brings fresh perspective and significant industry knowledge to the boardroom. With the addition of Mr. Lhota, Class A director representation is approximately 33% of the Board, above the 25% required by our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”).

Our Class A nominees are elected by holders of our Class A Common Stock:

•	All Class A Directors are independent and collectively have significant business leadership experience, finance and accounting experience, government service experience, management experience, investment experience, operational and strategic planning experience, and extensive knowledge of the media and entertainment industry.

Our Class B nominees are elected by holders of our Class B Common Stock:

•

Class B Directors collectively have significant industry and business leadership experience, finance and accounting experience, operational and strategic planning experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B Directors’ perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each director’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Frank J. Biondi, Jr.	James L. Dolan	Thomas C. Dolan
Joseph J. Lhota	Charles F. Dolan	Wilt Hildenbrand
Richard D. Parsons	Charles P. Dolan	Alan D. Schwartz
Nelson Peltz	Kristin A. Dolan	Brian G. Sweeney
Scott M. Sperling	Marianne Dolan Weber	Vincent Tese

EXECUTIVE COMPENSATION PROGRAM

The Company is a sports and entertainment business comprised of dynamic and powerful assets and brands. We operate in specialized industries and our named executive officers (“NEOs”) have substantial and meaningful professional experience in these industries. The Company places great importance on its ability to attract, retain, motivate and reward experienced NEOs who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:
✓	A significant portion of compensation opportunity should be at risk
✓	Long-term performance incentives should generally outweigh short-term performance incentives
✓	Executive officers should be aligned with stockholders through equity compensation
✓	The compensation structure should enable the Company to attract, retain, motivate and reward the best talent

Elements of Compensation & Performance Objectives

The Company compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers total

Company net revenue (“Total Company Net Revenue”) and adjusted operating income (“AOI”) to be the key measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s performance objectives. For more information on our executive compensation program and policies, please see “Compensation and Discussion and Analysis.”

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (75%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-defined financial and strategic performance measures approved by the Compensation Committee(1)
Company AOI (60%)
		Strategic (25%)	Strategic Objectives
Long-Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•    Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•    Performance stock units cliff-vest after three years to the extent that financial targets are achieved in the final year of the three-year performance period

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Establish direct alignment with our stock price and stockholder interests • Restricted stock units vest ratably over three years

(1)	For a full description of the bonus program for our NEOs, see “Compensation and Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2017

GENERAL INFORMATION

COMPANY OVERVIEW

The Madison Square Garden Company, a Delaware corporation, is a holding company and conducts substantially all of its operations through its subsidiaries. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSG.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

The Company, formerly named MSG Spinco, Inc., was incorporated on March 4, 2015 as an indirect, wholly-owned subsidiary of MSG Networks Inc. (“MSG Networks”). We changed our name to The

Madison Square Garden Company on September 30, 2015 (the “MSG Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSG Networks (the “MSG Distribution”). Pursuant to the MSG Distribution, the Company acquired the entertainment and sports businesses previously owned and operated by MSG Networks through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by MSG Networks as well as MSG Networks’ interests in various joint ventures.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by the Board for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Friday, December 15, 2017, at The Paley Center for Media, which is located at 25 West 52nd Street, New York, NY.

In this proxy statement, the words “Company,” “we,” “us,” “our,” “Madison Square Garden” and “MSG” refer to The Madison Square Garden Company, a Delaware corporation. This proxy statement and form of proxy are first being sent to stockholders on or about October 27, 2017. Unless otherwise indicated, references to “2017,” the “2017 fiscal year” and the “year ended June 30, 2017” refer to the Company’s fiscal year ended on June 30, 2017.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

Who may vote at the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on October 17, 2017, may vote at the meeting. On October 17, 2017, there were 19,031,578 shares of Class A Common Stock and 4,529,517 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of five candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of ten candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of Class B Common Stock, and to approve Proposal 2, regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm,

bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 17, 2017 to be present, in person or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote in person or by legal proxy at the meeting. Even if you plan to attend the annual meeting in person, the Board strongly recommends that you vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent auditors (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the election of directors (Proposal 1) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of Proposal 2 requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposal 2, regardless of how other shares are voted.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote prior to the annual meeting by:

•

re-voting your shares via the Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;
•	delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or

•	attending the annual meeting and voting in person (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held in a brokerage account by a broker, you should follow the instructions provided by your broker in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement (Proposal 1); and
•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2018 (Proposal 2).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the 2017 annual meeting in person and what identification must I show?

An admission ticket will be required if you plan to attend the annual meeting in person. To be admitted to the 2017 annual meeting, you must have been a stockholder at the close of business on the record date of October 17, 2017 or be the legal proxy holder or qualified representative of such stockholder. You must bring with you, your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Registration will begin at 9:00 a.m. Eastern Time on the annual meeting date.

To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). You will need to enter your 16-digit control number, which can be found on your Notice of Annual Meeting and Internet Availability of Proxy Materials, voting instruction form or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on December 8, 2017. If you have questions about admission to the annual meeting, please call 1-844-318-0137 (toll-free) or 925-331-6070 (international).

Please note that you will need your admission ticket to be admitted to the annual meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on December 8, 2017 in order to allow enough time for the issuance of an admission ticket to such person. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including backpacks, handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door. To ensure the safety of all persons, attendees and bags may also be subject to security inspections.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold MSG stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact

Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department as indicated above. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2017

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2017 Form 10-K, along with instructions on how to obtain an admission ticket to attend the annual meeting in person, are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2017 Form 10-K, and voting via the Internet. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES

OVERVIEW

The following section provides an overview of our Board and corporate governance practices.

Since becoming a standalone public company in September 2015, we have taken several actions to be responsive to stockholder feedback, including expanding our stockholder outreach efforts and enhancing our proxy disclosure to provide greater transparency to our stockholders.

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors serving one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors
✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.themadisonsquaregardencompany.com under Investors — Corporate Governance. A copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

During the 2017 fiscal year, we engaged with holders of approximately 70% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and look forward to continuing this dialogue.

BOARD LEADERSHIP STRUCTURE

Our Board has chosen to separate the roles of Executive Chairman and President and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the

Company’s Board while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Mr. David O’Connor, with responsibility for the day-to-day management of the Company.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in this risk oversight role. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executives officer’s compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, The Madison Square Garden Company, Two Pennsylvania Plaza,

New York, NY 10121. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Integrity Hotline, which is operated by a third-party service provider, at 1-877-756-4306.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.themadisonsquaregardencompany.com. In addition, a copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we have the right to elect not to comply with the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. Because of our status as a “controlled company” we have elected not to maintain a majority of independent directors on our Board or to have a corporate governance and nominating committee. We comply with the requirement of an independent compensation committee.

Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our voting structure. Under the terms of our Certificate of Incorporation, the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Our Board has determined that each of the following non-management directors and director nominees is “independent” within the meaning of the rules of the NYSE and the SEC: Frank J., Biondi, Jr., Joseph J. Lhota, Richard D. Parsons, Nelson Peltz, Alan D. Schwartz, Scott M. Sperling and Vincent Tese. In reaching its determination, the Board considered the following:

•

Mr. Lhota serves as a director of MSG Networks and previously served as an Executive Vice President of MSG Networks from 2010 to 2011. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the NYSE and SEC.

•

Mr. Schwartz previously served as a director of AMC Networks Inc. (“AMC Networks”) (a company that is also controlled by the Dolan Family) and MSG Networks, and that from time to time, he, or entities for which he serves as an officer or principal, has performed services for Cablevision and/or AMC Networks and determined that performance of these services, and the receipt of compensation for these services, is not material and Mr. Schwartz is independent within the meaning of the rules of the NYSE and the SEC.

•

MSG has arrangements with InSite Applications, LLC (“InSite”), a real-time location-sharing technology company designed, in part, to enhance the customer experience and fan engagement at the Company’s venues and events. InSite is managed and controlled by the son of Mr. Peltz, and in which other immediate family members of Mr. Peltz also have an interest. Under these arrangements, MSG currently owns less than 5% of the equity interests of InSite. The Company has no role in the management of InSite. The Board determined that such arrangement is not material to MSG or Mr. Peltz, and Mr. Peltz is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Tese serves as a director of AMC Networks and that his brother is employed by MSG Sports & Entertainment, LLC, a subsidiary of the Company, in a non-executive officer position. See “Transactions with Related Parties.” The Board determined that these relationships are not material and Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”). Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office. Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office. Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2018 annual meeting of our stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-Laws. See “Other Matters — Stockholder Proposals for 2018 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of our outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provides the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met four times during the fiscal year ended June 30, 2017. Each of our directors who were on the Board during the 2017 fiscal year attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2017.

We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is just as important as attendance at Board and committee meetings. All of the incumbent directors, except three, attended the 2016 annual stockholders’ meeting.

COMMITTEES

Our board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Parsons, Schwartz and Tese (Chair)

•	Meetings during fiscal year ended June 30, 2017: 7

The primary purposes and responsibilities of our Audit Committee are to:

•

assist the Board (i) in its oversight of the integrity of our financial statements, (ii) in its oversight of our compliance with legal and regulatory requirements, (iii) in assessing our independent registered public accounting firm’s qualifications and independence, and (iv) in assessing the performance of our internal audit function and independent registered public accounting firm;

•

appoint, compensate, retain, oversee and terminate the Company’s registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our Internal Audit Department and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;

•

establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);

•	conduct and review with the Board an annual self-assessment of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually; and

•	report to the Board on a regular basis.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Parsons, Schwartz and Tese is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices —Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.themadisonsquaregardencompany.com. A copy may be obtained by writing to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee

•	Members: Messrs. Sperling (Chair) and Tese

•	Meetings during fiscal year ended June 30, 2017: 10

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•

review and approve corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the President and Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•

in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”);

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;
•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our President and Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the President and Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Section 162(m)”). The Compensation Committee may also engage outside compensation consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.themadisonsquaregardencompany.com. A copy may be obtained by writing to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee Interlocks and Insider Participation

Messrs. Scott M. Sperling and Vincent Tese currently serve as members of the Compensation Committee.

Neither of them is a current nor a former executive officer or employee of the Company.

Independent Committee

In addition to standing committees, the Company has adopted a policy whereby a committee of our Board consisting entirely of independent directors (an “Independent Committee”) will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has adopted a special approval policy for transactions with MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

Currently, and throughout our fiscal year ended June 30, 2017, our Audit Committee served as the Independent Committee under the above policies. For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters

Our Amended By-Laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2017:

Compensation Element(1)	Compensation
Annual Cash Retainer	$50,000
Annual Equity Retainer(2)	$110,000
Annual Committee Retainer Fee	$5,000
Annual Committee Chair Fee	$10,000
Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone)

(1)	A director who is a Company employee receives no compensation for serving as a director.

(2)	Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing price on the day prior to the annual stockholders’ meeting. Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2015 Stock Plan for Non-Employee Directors (the “Director Stock Plan”).

In order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company makes available to each of our non-management directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-management directors and their guests may have been specifically invited from time to time in their capacity as non-management directors of the Company (e.g., charity concerts, premieres, etc.). In addition, non-management directors are able to purchase tickets to events from the Company at face value, subject to availability. Tickets provided to non-management directors are not available for resale.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-management director during the fiscal year ended June 30, 2017. Directors who are employees of the

Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Frank J. Biondi, Jr.(4)	32,667	111,252	—	—	—	—	143,919
Charles F. Dolan	53,000	111,252	—	—	—	—	164,252
Charles P. Dolan	53,000	111,252	—	—	—	—	164,252
Kristin A. Dolan	53,500	111,252	—	—	—	—	164,752
Marianne Dolan Weber(5)	32,167	111,252	—	—	—	—	143,419
Thomas C. Dolan	51,500	111,252	—	—	—	—	162,752
Wilt Hildenbrand	53,500	111,252	—	—	—	—	164,752
Richard D. Parsons	61,500	111,252	—	—	—	—	172,752
Nelson Peltz	53,500	111,252	—	—	—	—	164,752
Alan D. Schwartz	62,500	111,252	—	—	—	—	173,752
Scott M. Sperling	67,000	111,252	—	—	—	—	178,252
Brian G. Sweeney	53,500	111,252	—	—	—	—	164,752
Vincent Tese	79,000	111,252	—	—	—	—	190,252

(1)

These amounts represent retainer, committee, board and independent director meeting fees earned during the fiscal year ended June 30, 2017. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director.

(2)

This column reflects the grant date fair market value of 635 restricted stock units granted on December 9, 2016, to each non-management director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards

Codification (“ASC”) Topic 718. The values reflected in this column differ from the $110,000 value set forth in our directors’ compensation program because the value calculated under ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2017 is as follows: Frank J. Biondi, Jr., 635 units; Charles F. Dolan, 1,264 units; Charles P. Dolan, 1,264 units; Kristin A. Dolan, 1,264 units; Marianne

Dolan Weber, 635 units; Thomas C. Dolan, 1,264 units; Wilt Hildenbrand, 1,264 units; Richard D. Parsons, 1,264 units; Nelson Peltz, 1,264 units; Alan D. Schwartz, 1,264 units; Scott M. Sperling, 1,264 units; Brian G. Sweeney, 1,264 units; and Vincent Tese, 1,264 units.

(4)	Mr. Biondi, Jr. was elected a director on December 9, 2016.

(5)	Ms. Dolan Weber was elected a director on December 9, 2016.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated 15 director candidates named below. In connection with the nominations, the directors have approved an increase in the size of the Board from 14 to 15 directors and to designate the vacancy as a directorship to be held by a person elected by the holders of our Class A Common Stock. The increase of the Board size and the designation of the vacancy will be effective as of the election of directors at the Company’s 2017 annual meeting.

Of the 15 director nominees, five are to be elected by the holders of our Class A Common Stock and ten are to be elected by the holders of our Class B Common Stock. All 15 candidates have been nominated for a term to expire at the 2018 annual meeting of the Company’s stockholders and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or our Class B Common Stock.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

JOSEPH J. LHOTA – Age 63

Class A Director Nominee

Other Public Company Directorships: MSG Networks Inc.

Career Highlights

Mr. Lhota is the Senior Vice President, Vice Dean and Chief of Staff at NYU Langone Medical Center since 2014 and Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority (“MTA”) since June 2017. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the MTA from 2011 to 2012. Mr. Lhota was Executive Vice President of MSG Networks from June 2010 to November 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also the New York City Deputy Mayor for Operations from 1997 to 2001 and New York City Budget Director from 1995 to 1997. Mr. Lhota was an investment banker from 1980 to 1994. Prior to that, he was a Senior Accountant with Arthur Andersen & Co. Mr. Lhota currently serves as a director of MSG Networks, and previously served as a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 until its sale in June 2016.

Key Skills & Experience

In light of Mr. Lhota’s experience as a former executive of MSG Networks, his experience as a senior executive and director of other public companies, his knowledge of the industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board, acting on the unanimous recommendation of the directors elected by the holders of our Class A Common Stock, has concluded that Mr. Lhota should be elected to serve as a director of the Company.

RICHARD D. PARSONS – Age 69

Class A Director since September 30, 2015

Committee Membership: Audit

Other Public Company Directorships: Lazard Ltd., The Estée Lauder Companies Inc.

Career Highlights

Mr. Parsons is Senior Advisor for Providence Equity Partners LLC since September 2009. Mr. Parsons previously served as a director of MSG Networks from February 2010 until May 2014 and again from September 29, 2014 until the MSG Distribution Date. He also served as the interim Chief Executive Officer of the Los Angeles Clippers from May 2014 to September 2014. Mr. Parsons was Chairman of Citigroup Inc. from February 2009 to April 2012 and was a director of Citigroup from 1996 until April 2012. Prior to that, he was Chairman of Time Warner from 2003 to 2008; Chief Executive Officer of Time Warner from 2002 to 2007; Co-Chief Operating Officer of AOL Time Warner from 2001 to 2002; President of Time Warner from 1995 to 2000; Chairman and Chief Executive Officer of Dime Bancorp from 1990 to 1995; and President and Chief

Operating Officer of Dime Bancorp from 1988 to 1990. He was a Partner of Patterson, Belknap, Webb & Tyler law firm from 1979 to 1988. Mr. Parsons currently serves as a director of The Estée Lauder Companies Inc. and Lazard Ltd. Mr. Parsons is Chairman of the Apollo Theater Foundation and the Jazz Foundation of America and is a director of the Commission on Presidential Debates.

Key Skills & Experience

In light of Mr. Parsons’ extensive skills and wide-ranging experience arising from his roles as legal counsel, executive officer and outside director and independent Chairman of the Board, in areas such as consumer business, professional sports, corporate governance, financial reporting, risk management, compensation and corporate affairs, in addition to the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Richard D. Parsons should serve as a director of the Company.

NELSON PELTZ – Age 75

Class A Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: The Wendy’s Company, Mondelēz International, Inc., Sysco Corporation

Career Highlights

Mr. Peltz has served as the Chief Executive Officer and a founding partner of Trian Fund Management, L.P., a management company for various investment funds and accounts, since its formation in 2005. From April 1993 through June 2007, Mr. Peltz served as Chairman and Chief Executive Officer of The Wendy’s Company (formerly known as Triarc Companies, Inc.), which during that time period owned Arby’s Restaurant Group, Inc. and Snapple Beverage Group, as well as other consumer and industrial businesses. Mr. Peltz currently serves as The Wendy’s Company’s non-executive Chairman since June 2007. In addition, Mr. Peltz has served as a director of Mondelēz International, Inc. since January 2014 and Sysco Corporation since August 2015. Mr. Peltz previously served as a director of MSG Networks from December 2014 until the MSG Distribution Date, Legg Mason, Inc. from

October 2009 to December 2014, Ingersoll-Rand plc from August 2012 to June 2014 and H. J. Heinz Company from September 2006 to June 2013.

Key Skills & Experience

In September 2012, Mr. Peltz was recognized for a third consecutive year by the National Association of Corporate Directors as among the most influential persons in the global corporate governance arena. In light of Mr. Peltz’s more than 40 years of business and investment experience, including as the Chairman and Chief Executive Officer of public companies, his extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved, his strong operating experience and strategic planning skills and strong relationships with institutional investors, investment banking and capital markets advisors and others that can be drawn upon for the Company’s benefit, and the knowledge and experience he has gained about the Company’s business and the contributions he made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Nelson Peltz should serve as a director of the Company.

SCOTT M. SPERLING – Age 59

Class A Director since September 30, 2015

Committee Membership: Compensation (Chair)

Other Public Company Directorships: Thermo Fisher Scientific Inc., iHeartMedia, Inc.

Career Highlights

Mr. Sperling is Co-President of Thomas H. Lee Partners, L.P., a private equity firm that he joined in 1994. Prior to that, Mr. Sperling served as a Managing Partner of The Aeneas Group, Inc., the private capital affiliate of Harvard Management Company, for more than ten years. Before that, Mr. Sperling was a senior consultant with the Boston Consulting Group. Mr. Sperling is currently a director of Thermo Fisher Scientific Inc. and iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a portfolio company of Thomas H. Lee Partners, L.P. He also serves on the boards of the Brigham & Women’s Faulkner Hospital Group and Partners Healthcare. Mr. Sperling previously served on the board of Warner Music

Group Corp. and numerous other public and private companies, including MSG Networks from December 18, 2014 until the MSG Distribution Date.

Key Skills & Experience

In light of Mr. Sperling’s decades of business experience investing in and advising companies in a variety of industries, including media and entertainment, his experience in a leadership role of a private equity firm, his service as a director of both public and private companies and his consulting and advisory background, and his extensive experience collaborating with senior management teams of companies to identify and implement operational and strategic improvements, and the knowledge and experience he has gained about the Company’s business and the contributions he made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Scott M. Sperling should serve as a director of the Company.

FRANK J. BIONDI, JR. – Age 72

Class A Director since December 9, 2016

Committee Membership: None

Other Public Company Directorships: Seagate Technology plc, ViaSat, Inc.

Career Highlights

Frank J. Biondi, Jr. has served as Senior Managing Director of WaterView Advisors LLC, an investment advisor organization, since 1999. Prior to WaterView Advisors, Mr. Biondi was the Chairman and Chief Executive Officer of Universal Studios, Inc. from 1996 to 1998, the President and Chief Executive Officer of Viacom, Inc. from 1987 to 1996, Executive Vice President of the Entertainment Business Sector of The Coca-Cola Company and Chairman and Chief Executive Officer of Coca-Cola Television from 1985 to 1987, Chairman and Chief Executive Officer of

Time Inc.’s subsidiary Home Box Office, Inc. from 1982 to 1984, Vice President of Time Inc. from 1978 to 1984 and Assistant Treasurer of the Children’s Television Workshop from 1974 to 1978. Mr. Biondi has served as a director of Seagate Technology plc since 2005 and ViaSat, Inc. since 2015. Previously, Mr. Biondi served as a director of Hasbro, Inc. from 2002 to May 2015, RealD Inc. from 2010 until it ceased being a public company in March 2016, Cablevision from 2005 until its sale in June 2016 and Amgen Inc. from 2002 until 2017.

Key Skills & Experience

In light of Mr. Biondi’s experience as a senior executive and director of other public companies and his knowledge of the industry, our Board has concluded that Frank J. Biondi, Jr. should serve as a director of the Company.

JAMES L. DOLAN – Age 62

Class B Director since March 4, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Dolan is a director and the Executive Chairman of the Company since March 4, 2015. Mr. Dolan has also served as a director and the Executive Chairman of MSG Networks since July 29, 2009. Mr. Dolan was the Chief Executive Officer of Cablevision from October 1995 until its sale in June 2016. He was President of Cablevision from June 1998 to April 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from September 1992 to October 1995; and Vice President of Cablevision from 1987 to September 1992. In addition to MSG Networks, Mr. Dolan also serves as a director of AMC Networks and previously served as a director of Cablevision until its sale in June 2016. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, and the brother-in-law of Brian G. Sweeney.

Key Skills & Experience

In light of his experience as Executive Chairman of the Company since March 4, 2015, his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with MSG Networks and its predecessors since 1999, including most recently as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 91

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Dolan has served as a director and Executive Chairman of AMC Networks since June 2011. He served as Chairman of Cablevision from 1985 until its sale in June 2016. He was Chief Executive Officer of Cablevision from 1985 to October 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan currently serves as a director of MSG Networks and previously served as a director of

Cablevision until its sale in June 2016. Charles F. Dolan is the father of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, father-in-law of Kristin A. Dolan and Brian G. Sweeney and grandfather of Charles P. Dolan.

Key Skills & Experience

In light of Mr. Dolan’s experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his service as Chairman and Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

CHARLES P. DOLAN – Age 30

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Dolan is an employee of Knickerbocker Group LLC since August 2010. Mr. Dolan previously served as a director of MSG Networks from July 21, 2010 until the MSG Distribution Date. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of

Kristin A. Dolan, the grandson of Charles F. Dolan and the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney.

Key Skills & Experience

In light of his familiarity with the business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and MSG Networks, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 51

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., Revlon, Inc., The Wendy’s Company

Career Highlights

Ms. Dolan is the Chief Executive Officer of 605, LLC (formerly known as DataCo Ventures LLC). Ms. Dolan previously served as the Chief Operating Officer of Cablevision from April 2014 until its sale in June 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from April 2013 to April 2014; Senior Executive Vice President of Product Management and Marketing from November 2011 to April 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan currently serves as a director of Revlon, Inc., The

Wendy’s Company and AMC Networks, and previously served as a director of Cablevision until its sale in June 2016 and MSG Networks until the MSG Distribution Date. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, the daughter-in-law of Charles F. Dolan and the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney.

Key Skills & Experience

In light of her experience as Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 60

Class B Director since December 9, 2016

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc.

Career Highlights

Ms. Dolan Weber is President of Heartfelt Wings Foundation and a Member of the Board of Green Mountain Foundation Inc. Ms. Dolan Weber served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from September 1999 to December 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to December 2011. Ms. Dolan Weber currently serves as a director of AMC Networks and previously served as a director of Cablevision from

2005 until its sale in June 2016 and MSG Networks from February 2010 to December 2014. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, and the aunt of Charles P. Dolan.

Key Skills & Experience

In light of her experience as a member of Cablevision’s founding family and as Chairman of the Dolan Family Foundation and her experience as the manager of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of both Cablevision and the Company, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

THOMAS C. DOLAN – Age 65

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from September 2008 until its sale in June 2016. He was Chief Executive Officer of Rainbow Media Corp. from April 2004 to April 2005; Executive Vice President and Chief Information Officer of Cablevision from October 2001 until April 2005; Senior Vice President and Chief Information Officer of Cablevision from February 1996 to October 2001; Vice President and Chief Information Officer of Cablevision from July 1994 to February 1996; General Manager of Cablevision’s East End Long Island cable system from November 1991 to July

1994; and System Manager of Cablevision’s East End Long Island cable system from August 1987 to October 1991. Mr. Dolan currently serves as a director of MSG Networks and AMC Networks and previously served as a director of Cablevision until its sale in June 2016. Mr. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan and the uncle of Charles P. Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

BRIAN G. SWEENEY – Age 53

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Sweeney served as the President of Cablevision from April 2014 and President and Chief Financial Officer of Cablevision from March 2015 until its sale in June 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from January 2013 to April 2014; Senior Vice President — Strategic Software Solutions from June 2012 to January 2013; and Senior Vice President — eMedia from January 2000 to June 2012.

Mr. Sweeney serves as a director of AMC Networks and MSG Networks and previously served as a director of Cablevision until its sale in June 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan and the uncle of Charles P. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

WILT HILDENBRAND – Age 70

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: MSG Networks Inc.

Career Highlights

Mr. Hildenbrand served as a Senior Advisor Customer Care, Technology and Networks for Cablevision from January 2013 until its sale in June 2016. He has also served in various other roles for Cablevision including: Senior Advisor of Engineering and Technology from March 2006 to January 2013; Executive Vice President of Engineering and Technology from January 2000 to March 2006; Senior Vice President of Technology from January 1998 to

January 2000; Vice President of Engineering Support and Customer Relations from October 1986 to January 1998; and previously served as Director of Engineering for Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from July 1979 to October 1986. He currently serves as a director of MSG Networks since November 2011.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and MSG Networks, our Board has concluded that Wilt Hildenbrand should serve as a director of the Company.

ALAN D. SCHWARTZ – Age 67

Class B Director since September 30, 2015

Committee Membership: Audit

Other Public Company Directorships: None

Career Highlights

Mr. Schwartz is Executive Chairman of Guggenheim Partners, LLC since 2009 and has previously served as consultant for Rothschild Inc. from 2008 to 2009, and various roles at The Bear Stearns Companies, Inc., including: Chief Executive Officer from January 2008 to March 2008; President and Co-Chief Operating Officer from 2007 to 2008; and Co-President from 2001 to 2007. Mr. Schwartz is currently a director of Marvin & Palmer Associates, Inc., and previously served as a director of MSG

Networks and AMC Networks. He is a trustee of Duke University and a member of the boards of MENTOR: The National Mentoring Partnership, Robin Hood Foundation and NYU Medical Center.

Key Skills & Experience

In light of his experience as an investment banker, his experience as a senior executive of other businesses, his service as a director of other public companies and charitable institutions, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks and AMC Networks, our Board has concluded that Alan D. Schwartz should serve as a director of the Company.

VINCENT TESE – Age 74

Class B Director since September 17, 2015

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: AMC Networks Inc., Intercontinental Exchange, Inc., Mack-Cali Realty Corporation, FCB Financial Holdings, Inc.

Career Highlights

Mr. Tese currently serves as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC) and Executive Chairman of its subsidiary Florida Community Bank. Mr. Tese served as Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987 and as Director of Economic Development for New York State from 1987 to December 1994. Mr. Tese also serves as Chairman of the board for ICE Clear Credit LLC, and as a director of AMC Networks, Intercontinental Exchange, Inc., Mack-Cali Realty Corporation, New York Racing

Association, Inc. and a trustee of New York Presbyterian Hospital and New York University School of Law. Mr. Tese previously served as a director of Cablevision until its sale in June 2016 and MSG Networks until the MSG Distribution Date. He is also a former director of Gabelli Asset Management, National Wireless Holdings, Inc. and The Bear Stearns Companies, Inc.

Key Skills & Experience

In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2018. KPMG will audit our financial statements for the fiscal year ending June 30, 2018. Representatives of KPMG will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of KPMG, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees for services rendered by KPMG, our independent registered public accounting firm, for our fiscal year ended June 30, 2017 and June 30, 2016:

	Fiscal Year Ended June 30,
	2017	2016
Audit fees(1)	$1,585,231	$1,924,475
Audit-related fees(2)	$585,692	$980,492
Tax fees(3)	$58,916	$18,079
All other fees	—	—

(1)

Audit fees of the Company in the fiscal years ended June 30, 2017 and 2016 consisted of services for work arising from the Company’s consolidated financial statement audits. Audit fees for the fiscal year ended June 30, 2016 also included audits of the 2012, 2013, 2014 and 2015 fiscal year carved-out financial statements of the Company from MSG Networks pursuant to the MSG Distribution. In the fiscal year ended June 30, 2016, $534,475 of the amount shown above was paid by MSG Networks and also included in the total fees paid to KPMG in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2017 under audit-related fees.

(2)

Audit-related fees of the Company in the fiscal years ended June 30, 2017 and 2016 consisted primarily of services relating to due diligence related to business development activities, certain contractually-required audits, and other audit support services. Audit related fees for the fiscal year ended June 30, 2016 also included work performed in connection with the separation of the Company’s businesses from MSG Networks pursuant to the MSG Distribution. In the fiscal year ended June 30, 2016, $213,360 of the amounts shown above was paid by MSG Networks and also included in the total fees paid to KPMG in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2017 under audit-related fees. Additional fees paid to KPMG of $130,700 and $67,800 for the fiscal years ended June 30, 2017 and 2016, respectively, related to the audits of the Garden of Dreams Foundation, and certain retirement plans, and are not reflected in the amounts above as these were paid directly by the respective entity.

(3)

Tax fees of the Company in the fiscal years ended June 30, 2017 and 2016 consisted primarily of advisory services relating to federal and state tax matters and, for the fiscal year ended June 30, 2016, the separation of the Company’s businesses from MSG Networks pursuant to the MSG Distribution.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may pre-approve the engagement of the independent registered public accounting firm for audit-related, tax, and non-audit services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy. All of the services for which fees were disclosed and paid by MSG Networks were pre-approved under the MSG Networks Audit Committee’s pre-approval policy prior to the MSG Distribution.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has an in-house Internal Audit Department that reports to the Audit Committee and management. This department provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit Department and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2017, the Audit Committee met with the head of the Internal Audit Department and representatives of KPMG in regular and executive sessions to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2017 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Richard D. Parsons

Alan D. Schwartz

Vincent Tese (Chair)

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

We thank you for your continued support of The Madison Square Garden Company. We wish to share with you how the Compensation Committee continues to evolve our executive compensation program and practices to support our long-term strategic goals and drive stockholder value creation. The Compensation Committee regularly reviews our compensation structure against the following four over-arching principles that we believe are core to pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation is at risk based on Company and stock performance;

•	Long-term incentives comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation is a meaningful component and establishes direct alignment of interests between executive officers and our stockholders; and

•	We can attract, retain, motivate and reward the best talent in a competitive industry.

The Compensation Committee also seeks to include the input of our stockholders in the regular evaluation of our programs. During the 2017 fiscal year, management of the Company engaged with holders of approximately 70% of our Class A Common Stock to discuss our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback. Management shares the results of such discussions with the Compensation Committee.

In the 2017 fiscal year, as a direct result of stockholder feedback and the Committee’s regular review of our programs, we have made a number of enhancements that we believe further align our compensation practices with our long-term strategy and the interests of our stockholders, including the adoption of and anti-pledging policy and enhanced disclosure in our Compensation Discussion & Analysis.

Further detail on our compensation program and these changes are included in the Compensation Discussion & Analysis that follows. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders. We welcome continued stockholder feedback on our executive compensation practices and look forward to continued dialogue with you.

Members of the Compensation Committee

Scott M. Sperling (Chair)

Vincent Tese

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides a discussion of our compensation philosophy and

2017 compensation for the following NEOs:

James L. Dolan	Executive Chairman
David O’Connor	President and Chief Executive Officer
Donna Coleman	Executive Vice President and Chief Financial Officer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer

COMPENSATION DISCLOSURE CONSIDERATIONS RELATING TO THE SEPARATION OF MSG AND MSG NETWORKS

On September 11, 2015 The Madison Square Garden Company (NYSE: MSG) spun off its entertainment and sports businesses into a separate, publicly-traded company, MSG Spinco, Inc. In connection with the separation, The Madison Square Garden Company changed its name to MSG Networks Inc. (NYSE: MSGN) and MSG Spinco, Inc. assumed the name The Madison Square Garden Company (NYSE: MSG). We refer to the period from July 1, 2015 until September 30, 2015 as the “Pre-MSG Distribution Period.”

•

Compensation for the fiscal year ended June 30, 2015: The information for the fiscal year ended June 30, 2015 is historical MSG Networks compensation and is also separately disclosed in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016, as well as herein.

•

Compensation for the fiscal year ended June 30, 2016: To avoid double-counting, certain of the compensation for the fiscal year ended June 30, 2016 is not presented in the Executive Compensation Tables because it is separately disclosed in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016. In the event that compensation is not presented in the Executive

Compensation Tables because it is separately disclosed in the MSG Networks Proxy Statement, it is noted in the relevant footnote to the applicable Executive Compensation Table.

•

Post-MSG Distribution Period and the fiscal year ended June 30, 2017: Following the MSG Distribution through June 30, 2016 (the “Post-MSG Distribution Period”) and for the fiscal year ended June 30, 2017, Messrs. Dolan and Burian served (and continue to serve) as executive officers and employees of each of the Company and MSG Networks. The compensation of Messrs. Dolan and Burian relating to their employment by MSG Networks during the Post-MSG Distribution Period and fiscal year ended June 30, 2017 is not reflected herein (for more information regarding the compensation of Messrs. Dolan and Burian by MSG Networks during the Post-MSG Distribution Period, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2017).

All information set forth in this proxy statement relating to MSG Networks compensation amounts and benefits has been provided by MSG Networks or has otherwise been obtained from MSG Networks’ public filings with the SEC.

EXECUTIVE SUMMARY

Business Overview

The Madison Square Garden Company is a leader in live experiences comprised of celebrated venues, legendary sports teams, exclusive entertainment productions, and other entertainment assets which included dining and nightlife venues and music festivals. Utilizing our powerful assets, brands and live event expertise, the Company delivers premium and unique experiences that set the standard for excellence and innovation while forging deep connections with diverse and passionate audiences. We manage our business through the following two operating segments:

•	MSG Sports, which includes the Company’s professional sports franchises in addition to a broad array of other live sporting events.
•

MSG Entertainment, which features the Company’s live entertainment productions, as well as an array of concerts, family shows and special events which we present or host in our diverse collection of venues. MSG Entertainment also includes the Boston Calling Music Festival and TAO Group, a world-class hospitality group with globally-recognized entertainment dining and nightlife brands.

Strong 2017 Fiscal Year Performance Results

For the 2017 fiscal year, we again delivered strong financial results for our stockholders, a reflection of our continued ability to deliver exceptional live experiences for our customers and partners. 2017 fiscal year financial highlights included:(1)

•	Total Company revenue of $1.32 billion, an increase of 18% as compared with the prior fiscal year.

•	Company AOI of $97.6 million, as compared to $68.3 million for the 2016 fiscal year.(2)

•	Repurchases in the 2017 fiscal year of approximately 827,000 shares of our Class A
Common Stock for $148 million at an average price of approximately $179 per share.

•	Strong balance sheet, including $1.2 billion in cash on hand at the 2017 fiscal year-end.

(1)

2017 fiscal year financial results may not be directly comparable with prior year results due to the Company’s acquisition of the TAO Group and other matters. See our 2017 Form 10-K for additional information.

(2)	AOI is a non-GAAP financial measure. For a reconciliation of this non-GAAP measure with corresponding GAAP measures, please see Annex A.

Stockholder Engagement & Responsiveness

During the 2017 fiscal year, we engaged with holders of approximately 70% of our Class A Common Stock concerning our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback.

In the 2017 fiscal year, in response to stockholder feedback and the Compensation Committee’s regular review of our programs, including consultation with the compensation consultant, we have made a number of enhancements to our practices and disclosures that we believe further align our compensation practices with our long-term strategy and the interests of our stockholders. Specifically, we:

•	Adopted an anti-pledging policy to prohibit pledging equity securities of the Company by directors, executive officers and employees of the Company (see “— Hedging and Pledging Policies”)

•	Enhanced disclosure in our Compensation Discussion & Analysis to provide greater clarity into our incentive program structures, improve disclosure of goal achievement against targets, and better illustrate the alignment of incentive payouts with sustained Company performance

Executive Compensation Program Objectives and Philosophy

The Company is a sports and entertainment business comprised of dynamic and powerful assets and brands. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the financial and strategic objectives of growing the Company’s businesses and maximizing long-term stockholder value. Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation
A significant portion of compensation opportunity should be at risk.

•       The majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company.

•       Actual compensation levels will depend upon the Company’s actual performance as determined by the Compensation Committee.

Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation of the Company’s executive officers should generally focus more heavily on long-term rather than short-term accomplishments and results.
Executive officers should be aligned with stockholders through equity compensation.	• Equity-based compensation should be used to align the interests of our executive officers with the interests of our stockholders.
The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•       The overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward talented executive officers who are essential to the Company’s continuing success.

•       The Compensation Committee focuses on total direct compensation, as well as individual compensation elements, when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based compensation.

Elements of Compensation

The Company compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Total Company Net Revenue and AOI to be the key measures of the Company’s operating performance. As such, our Compensation Committee has incorporated these performance metrics into our incentive plans, along with other specific strategic and operating metrics.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (75%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-defined financial and strategic performance metrics approved by the Compensation Committee(1)
Company AOI (60%)
		Strategic (25%)	Strategic Objectives
Long-Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•    Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•    Performance stock units cliff-vest after three years to the extent that financial targets are achieved in the final year of the three-year performance period

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Establish direct alignment with our stock price and stockholder interests • Restricted stock units vest ratably over three years

(1)	For a full description of the annual bonus program for our NEOs, see “— Elements of Our
Compensation Program — Annual Cash Incentives.”

2017 Fiscal Year Pay Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the 2017 fiscal year, a substantial majority of NEO compensation was at risk, with a majority of at risk compensation granted in the form of long-term equity-based awards.

President and Chief Executive Officer Pay Mix(1)	Average NEO pay Mix(1) (excluding President and Chief Executive Officer)

(1)	Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement.

2017 Fiscal Year Pay Outcomes

For the year ended June 30, 2017, annual incentives for the NEOs were awarded at 130.2% of target, in line with calculated results under our Management

Performance Incentive Plan, as discussed further herein.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant. We maintain a compensation program with strong governance features, including:

Compensation Practices
✓	Substantial proportion of compensation is at risk
✓	Short- and long-term incentives are earned based on the achievement of objective, pre-determined performance goals
✓	Stockholder feedback incorporated into compensation program reviews
✓	Anti-hedging and recently adopted anti-pledging policy
✓	No excise tax gross-up provisions
✓	Review of tally sheets for each NEO by Compensation Committee at least annually
✓	Fully independent Compensation Committee oversees compensation decisions
✓	Compensation Committee utilizes support of an independent compensation consultant

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2017. For the 2017 fiscal year, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s current employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”

The Compensation Committee considered the results of its most recent (2016) advisory “say-on-pay” proposal, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program. These factors, among other considerations, contributed to our decision to adopt an anti-pledging policy and enhance disclosure related to our compensation program.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices —Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of

ClearBridge Compensation Group LLC (the “compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

With respect to compensation matters for the fiscal year ended June 30, 2017, the services provided by the compensation consultant to the Compensation Committee included:

•	Attended all Compensation Committee meetings;

•	Provided information, research, and analysis pertaining to our executive compensation program for the 2017 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for NEOs;

•	Assisted the Compensation Committee in making compensation decisions in connection with the entry into an employment agreement with the Executive Chairman;
•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Conducted a compensation risk assessment;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-management director compensation.

During the 2017 fiscal year, the compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2017, the Compensation Committee concluded that the compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2017. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion and Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the Compensation Committee expects that the performance objectives for the Company’s incentive compensation will be based on total Company net revenues and/or on the AOI of the Company and its business segments. The Company considers these performance objectives to be key measures of the Company’s operating performance.

The company defines “Total Company Net Revenue” as total revenue for all business units other than specified divisions where contribution is the measure used. Contribution is revenue less event-related expenses. In those instances, management believes it serves as a more meaningful measure of revenue.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income (loss)

before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits and (iv) gains or losses on sales or dispositions of businesses. Because it is based on operating income (loss), AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. “Business Unit AOI” is based upon the AOI of the business segments less the cost of the Company’s long-term incentive program that is included as an expense of the segments. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2017, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the determination of the total compensation for the fiscal year ended June 30, 2017, the compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the compensation consultant, considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2017, the Compensation Committee, in consultation with the compensation consultant, determined to not utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

Besides the market data listed above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2017: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Mr. Dolan is also employed by MSG Networks as its Executive Chairman and Mr. Burian is also employed by MSG Networks as its Executive Vice President, General Counsel and Secretary. Messrs. Dolan and Burian receive separate compensation from MSG Networks with respect to such employment. For more information regarding the respective compensation of Messrs. Dolan and Burian by MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2017.

Base Salaries

The Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services performed for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreements between the Company and the NEOs contain a minimum base salary level. For information regarding these minimum base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries paid by the Company to each of Messrs. Dolan and O’Connor, Ms. Coleman, and

Messrs. Burian and Yospe in the fiscal year ended June 30, 2017 were as follows: $1,002,365, $2,000,000, $900,000, $700,000, and $500,403, respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for a more detailed discussion of the base salaries paid during the Company’s fiscal year. Effective September 1, 2017, annual base salary of Mr. Yospe was increased to $517,910. The base salaries for Messrs. Dolan and O’Connor, Ms. Coleman, and Mr. Burian are $1,000,000, $2,000,000, $900,000, and $700,000, respectively, and did not change from the prior year. The Compensation Committee determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives in the 2017 fiscal year were determined by performance against goals: under the Management Performance Incentive Plan (“MPIP”) for the purpose of determining the final annual incentive payouts, and under the Cash Incentive Plan (“CIP”) for the purpose of achieving tax deductibility under Section 162(m).

•	Management Performance Incentive Plan: Annual incentive plan under which eligible members of management are provided an opportunity to earn an annual cash award. The size of the bonus pool is based on performance measures tied to Total Company Net Revenues and Company AOI targets for the 2017 fiscal year as well as certain pre-defined strategic objectives.

•	Cash Incentive Plan: For Section 162(m) tax deductibility purposes, annual cash incentives for NEOs and other individuals are subject to a performance threshold. Specifically, awards are subject to the achievement of a Business Unit AOI threshold. If the Company’s Business Unit AOI performance exceeds the threshold goal, the potential bonus pool is funded at the maximum level. The Compensation Committee then uses negative discretion to determine the final annual incentive payouts, generally adjusting payouts down to align with the MPIP bonus pool funding level. If threshold performance is not achieved, the payout would be zero under the CIP.

This annual incentive is designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year, while preserving the tax deductibility of awards under Section 162(m).

Target Award Opportunities

Each employee eligible for an annual incentive award is assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. Target annual incentive opportunities are based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains a minimum target annual incentive award level. See “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee, in its sole discretion and subject to the terms of employment agreements, may revise target annual incentive award levels for the executive officers.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and actual 2017 fiscal year annual incentive payouts, as determined by the Compensation Committee. Consistent with prior years’ practice, payouts earned under the CIP were reduced so that actual 2017 fiscal year annual incentive payouts were in line with calculated payouts under the MPIP. The annual incentive payouts are described in more detail below.

Name	2017 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)(1)	2017 Fiscal Year MPIP as a % of Target	Actual 2017 Fiscal Year Annual Incentive Award
James L. Dolan	$1,002,365	200%	400%	130.2%	$2,610,158
David O’Connor	$2,000,000	200%	400%	130.2%	$5,208,000
Donna Coleman	$900,000	150%	300%	130.2%	$1,757,700
Lawrence J. Burian	$700,000	150%	300%	130.2%	$1,367,100
Joseph F. Yospe	$500,403	45%	90%	130.2%	$293,186

(1)

Upon achievement of the Section 162(m)-compliant performance threshold, each participant is eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award. This maximum incentive bonus amount is then reduced in the discretion of the Compensation Committee, as reflected in the “Actual 2017 Fiscal Year Annual Incentive Award” column and described in more detail below.

MPIP

Overview

MPIP awards to all eligible employees are conditioned upon the satisfaction of predetermined financial and strategic objectives, weighted at 75%

and 25%, respectively. Final MPIP results are calculated based on performance achievement against these predetermined goals.

Performance Targets & Achievement Levels

Financial Component (75%): For the fiscal year ended June 30, 2017, the MPIP financial performance objectives included rigorous Total Company Net Revenue and Company AOI targets, with potential payouts under this component ranging from 0-200%

of target. The level of payout is determined based on the extent to which the Company’s annual financial performance exceeded or missed the predetermined targets, as outlined below:

Financial Metrics (Weighting)	2017 Fiscal Year Payout Result
Total Company Net Revenue (40%)	106.8% of target
Company AOI (60%)	126.4% of target

Strategic Component (25%): For the fiscal year ended June 30, 2017, the MPIP also included a performance component that measures achievement against strategic objectives set at the beginning of the fiscal year.

The Company has ten business units/functions (e.g., Marketing Partnerships, Venue Operations, Corporate) and each such business unit/function, including Corporate, establishes up to five strategic goals with up to ten discrete metrics under each individual goal, which are reviewed and approved by the Compensation Committee. The strategic goals for each division are assigned a weight at the beginning of the year and achievement of each goal is evaluated on a four-point scale. The strategic component for NEO payouts is calculated based on the extent to which Corporate-specific objectives are achieved or missed in the fiscal year.

Based on the Company’s performance against the predetermined metrics established under each of the five Corporate strategic goals, the payout result of the strategic component of the MPIP was achieved at 165.0% of target.

MPIP Payout: As a result of the level of achievement of the financial and strategic objectives, as discussed above, MPIP paid out at 130.2% of the target level.

CIP

Overview

While the MPIP is used to determine annual incentive amounts, NEOs and executive officers receive annual incentive awards under the CIP to preserve tax deductibility.

Performance Targets & Achievement Levels

For the 2017 fiscal year, the Compensation Committee used Business Unit AOI as the financial measure for CIP funding, with no awards payable under the plan if a Business Unit AOI threshold of $96.88 million was not achieved. For the fiscal year ended June 30, 2017, our Business Unit AOI was $166.3 million, and the CIP bonus pool was funded. The Compensation Committee used negative discretion to bring CIP payout levels to the same level as payouts calculated under the MPIP.

Performance Against Financial Objectives 75% Performance Against Strategic Objectives 25% MPIP Result 100%

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2017, long-term incentives were comprised of performance stock units and restricted stock units. The Compensation Committee believes this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders

•	Provides meaningful incentive to drive actions that will improve the Company’s stock price performance over the long term

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent

The following table summarizes our 2017 fiscal year long-term incentive awards for all NEOs:

Element	Weighting		Summary
Performance Stock Units	50%	✓	Performance is measured by Total Company Net Revenue and Business Unit AOI, which are equally weighted and considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Performance stock units cliff-vest after three years based on financial performance in the final year of the three-year period
Restricted Stock Units	50%	✓	Establish direct alignment with our stock price and stockholder interests
		✓	Restricted stock units vest ratably over three years

Additional information regarding long-term incentive awards granted to NEOs during the 2017 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

Performance Stock Units

Performance stock units are intended to align the executive officers’ interests with those of our stockholders, with a focus on long-term financial results. Under our executive compensation program for the fiscal year ended June 30, 2017, performance stock units were granted to executive officers and certain other members of management pursuant to the 2015 Employee Stock Plan (the “Employee Stock Plan”). With respect to NEOs, the performance stock units were designed to achieve tax deductibility under Section 162(m).

2017 Fiscal Year Grants

In September 2016, the Compensation Committee approved the following awards of performance stock units to the NEOs for the fiscal year ended June 30, 2017 (for the 2017-2019 performance period):

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)
James L. Dolan	21,260	$3,627,381
David O’Connor	25,510	$4,352,516
Donna Coleman	5,670	$967,415
Lawrence J. Burian	2,980	$508,448
Joseph F. Yospe	1,310	$223,512

(1)

The grant date fair value listed above is calculated in accordance with ASC Topic 718. The Company uses a grant value based on the 20-trading day average to determine the number of shares granted to executive officers.

Performance stock units are structured to be paid at the end of the three-year performance period, to the extent the applicable pre-determined financial performance goals are met.

Target Setting

For the 2017 fiscal year performance stock units granted in September 2016 for the 2017-2019 performance period, the Compensation Committee selected Total Company Net Revenue and Business Unit AOI as the two financial metrics. Goals were set at the beginning of the fiscal year based on the Company’s five-year strategic plan, which is subject to review by the Board in connection with the approval of the annual budget. The Company’s five-

year strategic plan is confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the three-year performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, requiring meaningful growth over the performance period, while threshold goals are expected to be achievable.

Financial Metrics (Weighting)	Threshold Performance	Maximum Performance
Total Company Net Revenue (50%)	85% of target goal	115% of target goal
Business Unit AOI (50%)	75% of target goal	125% of target goal

Performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment. At the threshold performance level, 90% of target performance stock units would pay out, and at or above the maximum performance level, 110% of target performance stock units would pay out. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units pay out if the Company fails to achieve threshold levels of performance.

The Company intends to disclose the Total Company Net Revenue and Business Unit AOI payout results as a percentage of target as well as the resulting payout for the 2017-2019 performance stock units as a percentage of target at the end of the performance period.

All performance stock unit financial performance goals are intended to satisfy tax deductibility requirements under Section 162(m).

Pre-MSG Distribution Cash Performance Awards

In connection with the MSG Distribution, the Compensation Committee exercised its negative discretion with respect to the cash performance awards granted to its NEOs in the fiscal year ended June 30, 2015. As such, in September 2017, after the end of the performance period, the cash performance awards granted to the NEOs in the fiscal year ended June 30, 2015 were paid in cash at their respective target values. See footnote 5 to “Executive Compensation Tables — Summary Compensation Table” for the amount paid to each NEO in respect of these cash performance awards.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of stockholders and promote the retention of employees, including the NEOs.

In September 2016, the Compensation Committee approved the following awards of restricted stock units to the NEOs for the fiscal year ended June 30, 2017 pursuant to the Company’s Employee Stock Plan:

Name	Restricted Stock Units	Grant Value(1)
James L. Dolan	21,260	$3,627,381
David O’Connor	25,510	$4,352,516
Donna Coleman	5,670	$967,415
Lawrence J. Burian	2,980	$508,448
Joseph F. Yospe	1,310	$223,512

(1)

The grant date fair value listed above is calculated in accordance with ASC Topic 718. The Company uses a grant value based on the 20-trading day average to determine the number of shares granted to executive officers.

Restricted stock units vest ratably on each of the first three anniversaries of the date of grant subject to continued employment, and include a performance threshold designed to achieve tax deductibility under

Section 162(m) for eligible NEOs.

For 2017 fiscal year restricted stock units, the Section 162(m) performance objectives required the Business Unit AOI in any of the fiscal years ending on June 30, 2017, June 30, 2018 or June 30, 2019 to exceed 60% of the 2016 fiscal year Business Unit AOI.

On August 30, 2017, the Compensation Committee certified the achievement of the performance objectives for the awards held by executive officers, based on Business Unit AOI for the 2017 fiscal year ($166.3 million) exceeding 60% of the Business Unit AOI for the 2016 fiscal year ($96.88 million).

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors and employees (including NEOs) from (i) engaging in short sales or other “hedging”

transactions and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2017, annual restricted stock unit awards to NEOs vest ratably on each of the first three anniversaries of the date of grant and annual performance stock unit awards to NEOs cliff-vest on the third anniversary of the date of grant, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Company stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff- and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage.

Defined Benefit Plans

In connection with the MSG Distribution, the Company assumed from MSG Networks sponsorship of the MSG Holdings, L.P. Cash Balance Pension Plan, which was renamed the MSG Sports & Entertainment, LLC Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including executive officers. Effective March 1, 2011, MSG Networks merged the Madison Square Garden, L.P. Retirement Plan (the “Retirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Under the MSG Sports & Entertainment, LLC Excess Cash Balance Plan (the

“Excess Cash Balance Plan”), a non-qualified deferred compensation plan, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

In connection with the MSG Distribution, the Company assumed from MSG Networks the sponsorship of the MSG Holdings, L.P. 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the MSG Distribution, the Savings Plan was renamed the Madison Square Garden 401(k) Savings Plan, and amended to be a multiple employer plan to which MSG Networks also contributes as a participating employer. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In February 2017, the Company provided a discretionary non-elective contribution with regards to the 2016 calendar year equal to 2% of eligible pay.

In addition, the Company offers the MSG Sports & Entertainment, LLC Excess Savings Plan (the “Excess Savings Plan”), a non-qualified deferred compensation plan, to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Mr. Dolan and Mr. O’Connor each have regular access to a car and driver which each is permitted to use for personal use in addition to business purposes. For Mr. Dolan a portion of such costs are reimbursed by MSG Networks. In addition, certain other executive officers and members of management have access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees are imputed compensation for tax purposes.

Aircraft Arrangements

During the fiscal year ended June 30, 2017, the Company owned its own airplane, and also had access to various aircraft through arrangements with various Dolan family entities. Additionally, Mr. Dolan has access to helicopter travel for personal travel pursuant to arrangements made with a subsidiary of Altice N.V. and through a third-party charter service, which has primarily been for purposes of commutation. The Company and MSG Networks have agreed on an allocation of the costs of such personal helicopter use. Mr. O’Connor has been permitted to use the Company’s aircraft as well as aircraft of various Dolan family entities for commutation and personal use. See “Transactions with Related Parties — Aircraft Arrangements.”

The Company is typically reimbursed for the incremental costs associated with the personal use of aircraft (other than for commutation). To the extent any executive officer or other employee uses any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participates in the Company’s executive security program. The Company and MSG Networks agreed on an allocation of the costs of such participation in their security program. See

“Transactions with Related Parties.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported herein as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), have access to tickets to sporting events and other entertainment at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

Our NEOs may also make incidental use from time to time of medical and other health related services provided by the Company’s staff.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables —Employment Agreements” and “— Termination and Severance” below.

TAX DEDUCTIBILITY OF COMPENSATION

Section 162(m) establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executive officers. The Company’s stockholders approved the CIP and Employee Stock Plan at the Company’s annual stockholders’ meeting on December 9, 2016.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption under Section 162(m). For example, we expect that the amount of annual base salary in excess of $1 million for each of the President and Chief Executive Officer and the next three most highly paid NEOs, plus any other annual compensation paid or imputed to each of the President and Chief Executive Officer and the next three most highly paid NEOs covered by Section 162(m) that causes their respective non-performance based compensation to exceed the $1 million limit, will not be deductible by the Company for federal income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain, motivate and reward our executive officers, notwithstanding Section 162(m).

OTHER AWARDS – MSG DISTRIBUTION

Employee Restricted Stock Units

In connection with the MSG Distribution, each holder of an employee restricted stock unit that was granted by MSG Networks prior to July 1, 2015 received one Company employee restricted stock unit in respect of every three MSG Networks employee restricted stock units owned on the record date (each such employee restricted stock unit of the Company, a “Distribution Unit”). In connection with the MSG Distribution, each MSG Networks employee restricted stock unit that was granted after July 1, 2015 was adjusted in accordance with its terms, which generally provide that (1) each holder who remained employed by MSG Networks following the MSG Distribution continued to hold the employee restricted stock units, with the number of employee restricted stock units adjusted to reflect the MSG Distribution to maintain the value of the employee restricted stock units, and (2) each holder who the Company employed following the MSG Distribution received our restricted stock units of the same value as the original MSG Networks employee restricted stock units, and the MSG Networks employee restricted stock units were cancelled. Any holder of MSG Networks employee restricted stock units granted after July 1, 2015 who was employed by both MSG Networks and us following the MSG Distribution (including

Messrs. Dolan and Burian) continued to hold MSG Networks employee restricted stock units, adjusted to reflect the MSG Distribution, and received our restricted stock units in connection with the MSG Distribution, so that 30% of the value of the employee’s restricted stock units were MSG Networks employee restricted stock units and 70% of the value of the employee’s restricted stock units were our restricted stock units as of the MSG Distribution Date.

With respect to outstanding long-term cash and equity awards, the Company and MSG Networks are not regarded as competitive entities of each other for purposes of any non-competition provisions contained in the applicable award agreements.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

Scott M. Sperling (Chair)

Vincent Tese

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion

and Analysis” for an explanation of our compensation philosophy and program.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2017, 2016, and 2015, respectively. The information set forth below with respect to the Pre-MSG Distribution Period and fiscal year ended June 30, 2015 is historical MSG Networks compensation. Such historical MSG Networks information has been provided by, or derived from information provided by, MSG Networks and reflects compensation earned during the Pre-MSG Distribution Period and fiscal year ended June 30, 2015 based upon services rendered to MSG Networks and its subsidiaries. Amounts relating to the MSG Pre-Distribution Period that are separately disclosed in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2017, are not disclosed herein, so as to avoid double-counting. Following the MSG Distribution, our Executive Chairman and Executive Vice President, General Counsel and Secretary are shared employees of the Company and MSG Networks, and therefore the information set forth below for periods following the MSG Distribution only reflects the portion of compensation for those shared executive officers paid by the Company for services rendered to the Company, and excludes amounts for which MSG Networks reimbursed the Company (for more information regarding the compensation of Messrs. Dolan and Burian by MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2017).

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
James L. Dolan(8) Executive Chairman	2017		1,002,365	—	7,254,762	3,211,720	6,418	281,132	11,756,397
	2016		296,154	—	1,466,013	1,663,833	6,835	170,541	3,603,376
	2015	(7)	550,000	—	885,219	2,293,000	52,312	266,324	4,046,855
David O’Connor President and Chief Executive Officer	2017		2,000,000	—	8,705,032	5,208,000	—	501,424	16,414,456
	2016		1,538,462	—	47,284,428	4,767,739	—	453,765	54,044,394
Donna Coleman Executive Vice President and Chief Financial Officer	2017		900,000	—	1,934,831	1,757,700	—	57,844	4,650,375
	2016		804,263	—	2,001,671	1,769,850	—	17,245	4,593,029
	2015	(7)	412,500	—	—	—	—	5,540	418,040
Lawrence J. Burian Executive Vice President, General Counsel and Secretary	2017		700,000	—	1,016,895	1,748,909	11,378	43,688	3,520,870
	2016		538,462	—	1,257,230	1,752,514	65,241	19,732	3,633,179
	2015	(7)	754,115	86,590	561,942	1,785,200	55,590	23,424	3,266,861
Joseph F. Yospe Senior Vice President, Controller and Principal Accounting Officer	2017		500,403	—	447,024	470,001	4,917	31,031	1,453,376
	2016		375,523	—	412,022	433,292	42,725	13,708	1,277,270
	2015	(7)	465,516	—	207,421	475,962	41,671	14,738	1,205,308

(1)

For 2017, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total compensation: Mr. Dolan – 9%; Mr. O’Connor – 12%; Ms. Coleman – 19%; Mr. Burian – 20%; and Mr. Yospe – 34%.

The 2016 salary information excludes the following amounts paid by MSG Networks during the Pre-MSG Distribution Period: Mr. Dolan – $275,000; Mr. O’Connor – $407,692; Ms. Coleman – $802,083; Mr. Burian – $514,423; and Mr. Yospe – $127,750.

(2)	This column reflects a performance bonus paid outside of the MSG Networks’ Cash Incentive Plan to Mr. Burian with respect to performance during the fiscal year ended June 30, 2015.

(3)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. For each of 2017 and 2016, the grant date fair value of the performance stock units is shown at target performance. For the 2017 figures, this column reflects the value of restricted stock units and performance stock units granted in

September 2016. At the highest level of performance, the value of such 2017 performance stock units on the grant date would be: $3,990,119 for Mr. Dolan; $4,787,768 for Mr. O’Connor; $1,064,157 for Ms. Coleman; $559,293 for Mr. Burian; and $245,863 for Mr. Yospe. For the 2016 figures, for each of Messrs. O’Connor and Yospe, the amount reflects the value of their September 2015 MSG Networks grant of restricted stock units and performance stock units which were converted into Company restricted stock units and performance stock units, respectively, on October 14, 2015, in connection with the MSG Distribution, and, in the case of Mr. O’Connor, his July 2015 one-time special grant of MSG Networks restricted stock units which were also converted into Company restricted stock units on October 14, 2015 in connection with the MSG Distribution. The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer. With respect to the fiscal year ended June 30, 2016, for Ms. Coleman, the amount reflects her October 2015 Company grant of restricted stock units and performance stock units. With respect to the fiscal year ended June 30, 2016, for Messrs. Dolan and Burian, the amount reflects 70% of the aggregate grant date fair value of their September 2015 MSG Networks grant of restricted stock units and performance stock units (the value of their September 2015 MSG Networks grants was split in connection with the MSG Distribution on October 14, 2015 such that 70% of the value converted into a Company award and 30% remained an award of MSG Networks). At the highest level of performance, the value of such 2016 performance stock units on the grant date would be $647,864 for Mr. Dolan (representing the 70% attributable to the Company); $4,758,571 for Mr. O’Connor; $1,048,692 for Ms. Coleman; $555,588 for Mr. Burian (representing the 70% attributable to the Company); and $217,243 for Mr. Yospe. The Compensation Committee converted the performance stock units into restricted stock units in December 2015. Accordingly, the grant date fair value of the performance stock units is shown at target performance.

(4)

For the 2017 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2017 and paid in September 2017, and, for Messrs. Dolan, Burian and Yospe, the long-term cash performance awards granted by MSG Networks in September 2014 and paid at their target value in

September 2017 (as a result of the MSG Networks compensation committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution). These long-term cash performance amounts do not include amounts reimbursed by MSG Networks, representing 33% of the liability accrued for each award as of the MSG Distribution Date plus, with respect to Messrs. Dolan and Burian, 30% of the liability accrued after the MSG Distribution Date. These long-term cash performance awards were paid in September 2017 in the following amounts: Mr. Dolan: $875,000 ($273,438 of which was reimbursed by MSG Networks); Mr. Burian: $555,209 ($173,400 of which was reimbursed by MSG Networks); and Mr. Yospe: $205,000 ($28,185 of which was reimbursed by MSG Networks). For the 2016 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2016 and paid in September 2016 as well as the long-term cash performance awards granted by MSG Networks in September 2013 and paid at their target value (as a result of the MSG Networks compensation committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution), in each case, less amounts reimbursed by MSG Networks, representing 33% of the liability accrued for each award as of the MSG Distribution Date plus, with respect to Messrs. Dolan and Burian’s long-term cash performance awards, 30% of the liability accrued after the MSG Distribution Date. These long-term cash performance awards were paid in September 2016 in the following amounts: Mr. Dolan: $875,000 ($282,188 of which was reimbursed by MSG Networks); Mr. Burian: $425,000 ($137,063 of which was reimbursed by MSG Networks); and Mr. Yospe: $205,000 ($50,734 of which was reimbursed by MSG Networks). For the 2015 figures, this column reflects the annual incentive award granted by MSG Networks and earned by each NEO with respect to performance during the fiscal year ended June 30, 2015 and paid in September 2015, as well as the long-term cash performance awards granted by MSG Networks in September 2012 and earned based on 2015 fiscal year performance. These long-term cash performance awards were paid in September 2015 by MSG Networks in the following amounts: Mr. Dolan: $896,000, Mr. Burian: $435,200, and Mr. Yospe: $209,920.

(5)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated cash balance plan account and accumulated excess cash balance account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match(a)	401(k) Plan Discretionary Company Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Company Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
James L. Dolan	2017	11,108	5,300	15,862	8,597	3,744	236,521	281,132
David O’Connor	2017	9,538	5,300	70,923	35,315	2,808	377,540	501,424
Donna Coleman	2017	9,692	5,300	28,939	12,977	936	—	57,844
Lawrence J. Burian	2017	11,161	5,300	17,123	8,700	1,404	—	43,688
Joseph F. Yospe	2017	7,136	5,300	12,954	4,716	925	—	31,031

(a)

These columns represent, for each individual, a matching contribution and a 2% discretionary profit share contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable.

(b)	This column represents amounts paid for each of Messrs. Dolan and O’Connor, Ms. Coleman, and
Messrs. Burian and Yospe to participate in the Company’s group life insurance program.

(c)	This column represents the following aggregate estimated perquisites, as described in the table below.

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)
James L. Dolan	2017	146,759	37,221	52,541	236,521
David O’Connor	2017	125,008	252,532	*	377,540
Donna Coleman	2017	*	*	*	**
Lawrence J. Burian	2017	*	*	*	**
Joseph F. Yospe	2017	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2017 for the individual is less than $10,000.

(I)

Amounts in this column represent the personal use (which includes commutation) by Messrs. Dolan and O’Connor of cars and drivers provided by the Company, less the portion which, for Mr. Dolan, is reimbursed by MSG Networks. These amounts are calculated using a portion of the cost of the Company’s driver plus maintenance, fuel and other related costs for the Company vehicle, based on an estimated percentage of personal use.

(II)

As discussed under “Compensation Discussion and Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of aircraft, including use of the Company’s aircraft and other aircraft pursuant to the Company’s arrangements with various Dolan family entities (see “Transactions with Related Parties — Aircraft Arrangements”). The amount provided also includes the cost of the personal use of a helicopter, primarily for commuting. Incremental cost is determined as the actual additional cost incurred by the Company under the applicable arrangement.

(III)	The amounts in this column represent the cost of executive security services provided to Mr. Dolan, less the portion of such costs that are reimbursed by MSG Networks.

(7)

This row represents historical MSG Networks information. The information has been provided by, or derived from information provided by, MSG Networks. All information set forth for the fiscal year ended June 30, 2015 and the Pre-MSG Distribution Period reflects compensation during those periods based upon services rendered to MSG Networks by our NEOs, all of which was paid by MSG Networks. Amounts relating to the MSG

Pre-Distribution Period that are separately disclosed in the MSG Networks Definitive Proxy Statement with respect to an NEO are not disclosed herein, so as to avoid double-counting. We understand from MSG Networks that the information as to stock awards reflects the grant date fair value of the awards, computed in accordance with FASB ASC Topic 718.

(8)	Mr. Dolan assumed the responsibilities of President and Chief Executive Officer of MSG Networks effective as of March 13, 2015 until July 15, 2015.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding awards granted during the fiscal year ended June 30, 2017 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units and performance stock units.

Name	Year	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold($)	Target($)	Maximum($)	Threshold(#)	Target(#)	Maximum(#)
James L. Dolan	2017	9/26/2016(2)		2,000,000	4,000,000
	2017	9/26/2016(3)				19,314	21,260	23,386		3,627,381
	2017	9/26/2016(4)							21,260	3,627,381
David O’Connor	2017	9/26/2016(2)		4,000,000	8,000,000
	2017	9/26/2016(3)				22,959	25,510	28,061		4,352,516
	2017	9/26/2016(4)							25,510	4,352,516
Donna Coleman	2017	9/26/2016(2)		1,350,000	2,700,000
	2017	9/26/2016(3)				5,103	5,670	6,237		967,415
	2017	9/26/2016(4)							5,670	967,415
Lawrence J. Burian	2017	9/26/2016(2)		1,050,000	2,100,000
	2017	9/26/2016(3)				2,682	2,980	3,278		508,448
	2017	9/26/2016(4)							2,980	508,448
Joseph F. Yospe	2017	9/26/2016(2)		226,271	452,453
	2017	9/26/2016(3)				1,179	1,310	1,441		223,512
	2017	9/26/2016(4)							1,310	223,512

(1)

This column reflects the aggregate fair value of the restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2017 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of the performance stock units is shown at target performance. At the highest level of performance, the value of the performance stock units on the grant date would be: $3,990,119 for Mr. Dolan; $4,787,768 for Mr. O’Connor; $1,064,157 for Ms. Coleman; $559,293 for Mr. Burian; and $245,863 for Mr. Yospe.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the fiscal year ended June 30, 2017. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for such year. There is no threshold amount for annual incentive awards. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the NEO’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2017 for performance in the 2017 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the threshold, target and maximum number of performance stock units awarded in the fiscal year ended June 30, 2017. Each performance stock unit was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will be payable in the first quarter following the fiscal year ended June 30, 2019, subject to continued employment requirements. See “Compensation Discussion and Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units.”

(4)	This row reflects the number of restricted stock units awarded in the fiscal year ended June 30, 2017. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in equal installments on each of the first three anniversaries of the grant date subject to continued employment requirements and, are subject to performance criteria which have been satisfied. See “Compensation Discussion and Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units.”

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2017

The table below shows the aggregate number and value of unvested restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2017. References in the footnotes to awards granted in the MSG Pre-Distribution Period mean the awards granted by MSG Networks, as converted into Company awards following the MSG Distribution (to the extent such awards were outstanding as of June 30, 2017).

Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan	53,025(2)	10,440,623
David O’Connor	303,077(3)	59,675,861
Donna Coleman	21,206(4)	4,175,461
Lawrence J. Burian	13,967(5)	2,750,102
Joseph F. Yospe	5,697(6)	1,121,739

(1)	Calculated using the closing price of our Class A Common Stock on the NYSE on June 30, 2017 of $196.90 per share.

(2)

With respect to Mr. Dolan, the total in this column represents an award of 2,438 restricted stock units (from an original award of 3,657 restricted stock units) and 3,657 target performance stock units granted as a long-term incentive awards in September 2015, 4,410 Distribution Units (from an original award of 9,503 Distribution Units) granted in respect of outstanding restricted stock units of MSG Networks, and 21,260 restricted stock units and 21,260 target performance stock units granted as long-term incentive awards in September 2016.

(3)

With respect to Mr. O’Connor, the total in this column represents an award of 207,285 restricted stock units granted as a one-time special grant in connection with his hire in July 2015, 17,909 restricted stock units (from an original award of 26,863 restricted stock units) and 26,863 target performance stock units granted as a long-term incentive awards in September 2015, and 25,510 restricted stock units and 25,510 target performance stock units granted as long-term incentive awards in September 2016.

(4)

With respect to Ms. Coleman, the total in this column represents an award of 3,946 restricted stock units (from an original award of 5,920 restricted stock units) and 5,920 target performance stock units granted as a long-term incentive awards in October 2015, and 5,670 restricted stock units and 5,670 target performance stock units granted as long-term incentive awards in September 2016.

(5)

With respect to Mr. Burian, the total in this column represents an award of 2,091 restricted stock units (from an original award of 3,136 restricted stock units) and 3,136 target performance stock units granted as a long-term incentive awards in September 2015, 2,780 Distribution Units (from an original award of 5,253 Distribution Units) granted in respect of outstanding restricted stock units of MSG Networks, and 2,980 restricted stock units and 2,980 target performance stock units granted as long-term incentive awards in September 2016.

(6)

With respect to Mr. Yospe, the total in this column represents an award of 818 restricted stock units (from an original award of 1,226 restricted stock units) and 1,226 target performance stock units granted as a long-term incentive awards in September 2015, 1,033 Distribution Units (from an original award of 2,226 Distribution Units) granted in respect of outstanding restricted stock units of MSG Networks, and 1,310 restricted stock units and 1,310 target performance stock units granted as long-term incentive awards in September 2016. As discussed in greater detail under “Compensation Discussion and Analysis — Other Awards — MSG

Distribution,” Mr. Yospe holds certain MSG Networks equity-based awards that are not reflected in the table above, which, following the MSG Distribution, are subject to continued employment by the Company or an affiliate thereof. As of June 30, 2017, Mr. Yospe held 3,100 MSG Networks restricted stock units.

STOCK VESTED

The table below shows restricted stock unit awards that vested during the fiscal year ended June 30, 2017.

Name	Restricted Stock Units
	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
James L. Dolan	6,312	1,086,084
David O’Connor	8,954	1,567,487
Donna Coleman	1,974	345,568
Lawrence J. Burian	3,518	606,686
Joseph F. Yospe	1,601	275,845

(1)	Calculated using the closing price of our Class A Common Stock on the NYSE on the vesting dates,
September 9, 2016 and September 16, 2016, of $175.06 and $171.35 per share, respectively.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2017.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Cash Balance Plan	7(3)	238,517
David O’Connor	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Donna Coleman	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Lawrence J. Burian	Cash Balance Pension Plan	16(5)	201,279
	Excess Cash Balance Plan	16(5)	221,588
Joseph F. Yospe	Cash Balance Pension Plan	6(5)	107,602
	Excess Cash Balance Plan	6(5)	75,144

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 11 to our financial statements included in our 2017 Form 10-K.

(3)	Mr. Dolan does not participate in the Cash Balance Pension Plan, as he was a participant in Cablevision’s cash balance plan until its sale in June 2016. Mr. Dolan commenced participation in the Excess Cash Balance Plan in connection with the MSG Distribution. Amounts accrued by Mr. Dolan prior to the MSG Distribution under MSG Networks’ excess cash balance plan were transferred to our Excess Cash Balance Plan. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Dolan’s participation in MSG Networks’ excess cash balance plan.

(4)	As of the date that such plans were frozen, Mr. O’Connor and Ms. Coleman had not yet commenced participation in the Cash Balance

Pension Plan and the Excess Cash Balance Plan as a result of such plans’ one-year waiting periods.

(5)

In connection with the spin-off of MSG Networks from Cablevision, Mr. Burian’s accrued benefits under each of the Cablevision cash balance pension plan and Cablevision excess cash balance plan were transferred to the Cash Balance Pension Plan and the MSG Networks’ excess cash balance plan, respectively. The number of years of credited service under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan includes the period of Mr. Burian’s participation in the Cablevision plans prior to the spin-off of MSG

Networks from Cablevision. In connection with the MSG Distribution, Messrs. Burian and Yospe’s accrued benefits under MSG Networks’ excess cash balance plan were transferred to the Excess Cash Balance Plan. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Burian and Yospe’s participation in the MSG Networks excess cash balance plan prior to the MSG Distribution.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Upon the MSG Distribution, the Company assumed from MSG Networks the sponsorship of the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the Cash Balance Pension Plan, including the NEOs (other than Messrs. Dolan and O’Connor and Ms. Coleman), which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs (other than Mr. O’Connor and Ms. Coleman), with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31, 2015. The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested,

is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Madison Square Garden 401(k) Savings Plan (“Savings Plan”)

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The participants had been eligible to receive a matching contribution from the Company of up to 50% of the first 6% of eligible pay contributed by participating employees. Effective January 1, 2016, the Savings Plan was amended to provide for a (a) matching contribution equal to 100% of the first

4% of eligible pay contributed by participating employees and (b) discretionary non-elective contribution by the Company. In February 2017, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2016 calendar year. In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by the Company, to which MSG Networks also contributes for its employees.

Excess Savings Plan

The Excess Savings Plan is an unfunded, non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($270,000 in calendar year 2017) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($18,000, or $24,000 if 50 or over, for calendar year 2017) can continue to make pre-tax contributions under the

Excess Savings Plan of up to 6% of his or her eligible pay. In addition, the Company had made matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. Effective January 1, 2016, the Excess Savings Plan was amended to provide for a (a) matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective contribution by the Company. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company. In February 2017, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2016 calendar year.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2017, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended

June 30, 2017 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2017.

Name	Plan Name	Executive Contributions in 2017 ($)(1)	Registrant Contributions in 2017 ($)(2)	Aggregate Earnings in 2017 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2017 ($)
James L. Dolan	Excess Savings Plan	20,687	15,862	5,499	—	357,405
David O’Connor	Excess Savings Plan	72,492	70,923	2,330	—	238,641
Donna Coleman	Excess Savings Plan	30,323	28,939	848	—	89,548
Lawrence J. Burian	Excess Savings Plan	17,123	17,123	8,097	—	518,152
Joseph F. Yospe	Excess Savings Plan	12,954	12,954	2,191	—	148,675

(1)

These amounts represent a portion of the NEOs’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2017. Set forth below is a description of the employment agreements between the Company and each of Messrs. Dolan and O’Connor, Ms. Coleman, and Messrs. Burian and Yospe.

As noted above in the Compensation Discussion and Analysis, each of Messrs. Dolan and Burian also serve as an executive officer and employee of MSG Networks. Such MSG Networks employment arrangements are pursuant to employment arrangements between MSG Networks and each of Messrs. Dolan and Burian, as applicable (which are not described herein). For a description of each of these employment agreements, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2017.

James L. Dolan

On September 16, 2016, the Company entered into a new employment agreement with James L. Dolan, effective as of July 1, 2016, which provides for Mr. Dolan’s continued employment as the Executive Chairman of the Company.

The employment agreement provides for an annual base salary of not less than $1,000,000. Mr. Dolan is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the

Company, with an aggregate target value of not less than $7,500,000.

If, on or prior to December 31, 2019, Mr. Dolan’s employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.

If Mr. Dolan’s employment is terminated due to his death or disability, or if after December 31, 2019 there is a Qualifying Termination, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement recognizes that Mr. Dolan will be employed by MSG Networks during his employment with the Company. If Mr. Dolan’s employment with MSG Networks is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Dolan’s employment agreement with MSG Networks) prior to December 31, 2019, and while Mr. Dolan remains employed by the Company, then the Compensation Committee may either (1) increase Mr. Dolan’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) to equal the aggregate target annual compensation to which Mr. Dolan was entitled from the Company and from

MSG Networks at the time of such MSG Networks termination, or (2) elect not to increase Mr. Dolan’s target annual compensation, in which case Mr. Dolan will have good reason to resign his employment within 20 days following the Compensation Committee’s election, and receive the MSG Networks Severance Amount (as defined below) in addition to the severance payments and benefits described in the preceding paragraph. If the Compensation Committee elects to increase Mr. Dolan’s compensation pursuant to clause (1) above, then his target annual compensation may be increased up to a maximum annual base salary of $2,000,000, annual bonus opportunity of 200% of base salary and annual target long-term incentive of $13,500,000. We refer to the amount of this increase as the “incremental compensation.” Mr. Dolan will not receive a cash severance payment from MSG Networks (the “MSG Networks Severance Amount”) on such a termination, which amount will instead be paid by MSG Networks to the Company. Additionally, if, following an MSG Networks termination, Mr. Dolan’s employment with the Company is terminated after December 31, 2019, without cause, for good reason or due to death or disability, then Mr. Dolan will be entitled to an additional severance payment from the Company equal to the MSG Networks Severance Amount less the aggregate incremental compensation paid or awarded to Mr. Dolan by the Company after the MSG Networks termination. The employment agreement also provides that certain actions and circumstances arising from or relating to Mr. Dolan’s dual employment with MSG Networks will not be deemed to be a breach of his obligations under the employment agreement or to constitute cause.

The employment agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

David O’Connor

In connection with the MSG Distribution and Mr. O’Connor’s appointment as President and Chief Executive Officer of the Company, Mr. O’Connor’s employment agreement with MSG Networks dated June 29, 2015 was assigned to the Company. The term of the employment agreement commenced on July 15, 2015 (the “Effective Date”). The employment agreement provides for an annual base salary of not less than $2,000,000 and, commencing with the fiscal year beginning July 1, 2015, an annual target bonus equal to not less than 200% of Mr. O’Connor’s annual base salary. Mr. O’Connor will also participate in future long-term incentive programs that are made available to similarly situated executives of the

Company, subject to Mr. O’Connor’s continued employment by the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Mr. O’Connor will receive one or more long-term awards with an aggregate target value of not less than $9,000,000.

In connection with the execution of the employment agreement, Mr. O’Connor received a one-time grant of restricted stock units with an aggregate grant date value equal to $40,000,000, determined based on the average closing price of a share of MSG Networks Class A Common Stock for the 20 trading days prior to, but not including, the Effective Date. In connection with the MSG Distribution, this one-time grant was cancelled and replaced in October 2015 with a grant of Company restricted stock units with a then-equivalent value (the “Make-Whole Grant”). The Make-Whole Grant value will cliff-vest on the third anniversary of the Effective Date subject to the achievement of performance objectives established by the Compensation Committee. Under the agreement, Mr. O’Connor is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. O’Connor’s employment with the Company is terminated prior to the third anniversary of the Effective Date (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. O’Connor for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Mr. O’Connor’s execution of a separation agreement with the Company, the Make-Whole Grant will vest and be delivered (or if the performance conditions applicable to the Make-Whole Grant have not been satisfied, the Make-Whole Grant will be delivered promptly after the performance conditions have been satisfied).

If Mr. O’Connor’s employment with the Company is terminated on or after the third anniversary of the Effective Date and on or prior to September 30, 2020 (the “O’Connor Scheduled Expiration Date”) (i) by the Company other than for cause, or (ii) by Mr. O’Connor for good reason and cause does not then exist, then, subject to Mr. O’Connor’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. O’Connor’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. O’Connor’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. O’Connor to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. O’Connor’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. O’Connor subject to satisfaction of any applicable performance criteria; and (e) each of Mr. O’Connor’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Mr. O’Connor including a noncompetition agreement that restricts Mr. O’Connor’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company on or prior to the O’Connor Scheduled Expiration Date (or, if Mr. O’Connor remains continuously employed by the Company through the O’Connor Scheduled Expiration Date, then until the O’Connor Scheduled Expiration Date).

Donna Coleman

The Company entered into an employment agreement with Donna Coleman effective as of October 16, 2015, which provides for her employment as the Executive Vice President and Chief Financial Officer of the Company at an annual base salary of not less than $900,000 (subject to annual review and increase in the discretion of our Compensation Committee) and an annual target bonus equal to not less than 150% of her annual base salary in the discretion of the Compensation Committee. Ms. Coleman will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Coleman’s continued employment by the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Ms. Coleman will receive one or more long-term awards with an aggregate target value of not less than $2,000,000. Under the agreement, Ms. Coleman is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to October 1, 2018, Ms. Coleman’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Coleman for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Ms. Coleman’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Coleman’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Coleman’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Coleman to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Coleman’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Coleman subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Coleman’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Ms. Coleman including a noncompetition agreement that restricts Ms. Coleman’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Lawrence J. Burian

On September 11, 2015, the Company entered into an employment agreement with Lawrence J. Burian, which became effective as of the MSG Distribution Date. As noted above, Mr. Burian’s MSG Networks employment arrangement is pursuant to a separate written employment agreement with MSG Networks (for more information regarding Mr. Burian’s employment arrangement with MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2017). The employment agreement with the Company provides for Mr. Burian’s employment as the Executive Vice President, General Counsel and Secretary of the Company. The employment agreement provides for a minimum annual base salary of not less than $700,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company. It is expected that Mr. Burian will receive one or more long-term awards with an aggregate target value of not less than $1,050,000. Mr. Burian will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to October 1, 2019 (the “Burian Scheduled Expiration Date”) (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Burian for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the

Company will immediately be eliminated and will be payable to or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the second preceding paragraph if Mr. Burian’s employment with the Company is terminated without cause or for good reason (other than if cause then exists) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed with MSG Networks. If Mr. Burian’s employment with MSG Networks is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s employment agreement with MSG Networks) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG Networks at the time of such MSG Networks termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG Networks (the “MSG Networks Severance”) on such a termination, which amount will instead be paid by MSG Networks to the Company.

Additionally, if Mr. Burian’s employment from the Company is terminated after the Burian Scheduled Expiration Date and after such MSG Networks termination without cause, for good reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Networks Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG Networks termination.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Joseph F. Yospe

On September 6, 2016, the Company entered into a new employment agreement with Joseph F. Yospe. The agreement provides for Mr. Yospe’s continued employment as the Senior Vice President, Controller and Principal Accounting Officer of the Company.

Pursuant to the employment agreement, which was effective September 1, 2016, Mr. Yospe receives an annual base salary of $502,825. He is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 45% of his base salary. Bonus payments are based on actual salary paid during the year for which they are awarded. Mr. Yospe is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an expected aggregate target value of not less than $460,000. Any such awards are subject to actual grant by the Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to September 1, 2019 , his employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Yospe for “good reason” (as defined in the agreement) and cause does not then exist, the Company is obligated to provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Yospe’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Payment of any such amounts is subject to Mr. Yospe’s execution of a severance agreement including a release of claims in favor of the Company and its affiliates.

The employment agreement contains certain covenants by Mr. Yospe including a noncompetition agreement that restricts Mr. Yospe’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company; provided that the noncompetition covenant will not apply following a termination of Mr. Yospe’s employment either by the Company other than for cause or by Mr. Yospe for good reason (if cause does not then exist) if Mr. Yospe waives his entitlement to the severance benefits described above.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2017 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the

Company under his or her applicable employment agreement, and his or her employment terminated as of June 30, 2017. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the

Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreements between the Company and each NEO. For a description of termination provisions in the employment agreements, see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 30, 2017 under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2017.

•	We have valued equity awards using the closing market price of our Class A Common Stock on the NYSE on June 30, 2017, the last trading day of our fiscal year, of $196.90, and we valued Mr. Yospe’s MSG Networks restricted stock units using the closing market price of MSG Networks Class A Common Stock on the NYSE on June 30, 2017, of $22.45.

•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable

NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).
•

With respect to Messrs. Dolan and Burian, we have assumed that on June 30, 2017 each is simultaneously terminated from both the Company and MSG Networks. For a summary of Messrs. Dolan and Burian’s treatment upon a termination from one company but not the other, please see “— Employment Agreements.” For a description of the payment and benefits to which Messrs. Dolan and Burian would be entitled from MSG Networks upon a termination of employment, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2017.

Benefits Payable as a Result of Voluntary Termination of Employment by NEO

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 30, 2017, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by NEO Due to Retirement

In the event of a retirement, no NEO would have been entitled to any payments at June 30, 2017, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by MSG for Cause, no NEO would have been entitled to any payments at

June 30, 2017, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe
Severance	$6,000,000(1)	—	$4,500,000(1)	$3,500,000(1)	$729,096(2)
Pro rata bonus	$2,610,158(3)	—	$1,757,700(3)	$1,367,100(3)	$293,186(3)
Unvested restricted stock	$4,666,136(4)	$40,814,417(5)	$1,893,390(4)	$998,480(4)	—
Unvested performance stock	$4,906,157(6)	—	$2,282,071(6)	$1,204,240(6)	—
Cash Performance awards	$601,562(7)	—	—	$381,809(7)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to one times the sum of Mr. Yospe’s annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2017 fiscal year grant of restricted stock units granted in September 2016, and the unvested portion of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 2,438 units ($480,042), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 3,946 units ($776,967), respectively; and Mr. Burian: 2,980 units ($586,762) and 2,091 units ($411,718), respectively. With respect to Messrs. Dolan and Burian, restricted stock units granted upon the MSG Distribution in respect of 2015 fiscal year grants of MSG Networks restricted stock units are subject to continued MSG Network employment and are therefore not included in this table.

(5)

Represents the full vesting of Mr. O’Connor’s one-time special award of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(6)

Represents the full vesting at target of the 2017 fiscal year grant of performance stock units granted in September 2016 and the 2016 fiscal year grant of performance stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the performance stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 3,657 units ($720,063), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 5,920 units ($1,165,648), respectively; and Mr. Burian: 2,980 units ($586,762) and 3,136 units ($617,478), respectively.

(7)

Upon a simultaneous termination without cause by the Company and MSG Networks, each of Messrs. Dolan and Burian will be entitled to payment of his 2015 fiscal year cash performance award at target. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination without cause (inclusive of MSG Networks’ liability) is $875,000 and $555,209, respectively.

Benefits Payable as a Result of Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe
Severance	$6,000,000(1)	—	$4,500,000(1)	$3,500,000(1)	$729,096(2)
Pro rata bonus	$2,610,158(3)	—	$1,757,700(3)	$1,367,100(3)	$293,186(3)
Unvested restricted stock	$4,666,136(4)	$40,814,417(5)	$1,893,390(4)	$998,480(4)	—
Unvested performance stock	$4,906,157(6)	—	$2,282,071(6)	$1,204,240(6)	—
Cash Performance awards	$601,562(7)	—	—	$381,809(7)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to one times the sum of Mr. Yospe’s annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)	Represents the full vesting of the 2017 fiscal year grant of restricted stock units granted in September 2016, and the unvested portion of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 2,438 units ($480,042), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 3,946 units ($776,967), respectively; and Mr. Burian: 2,980 units ($586,762) and 2,091 units ($411,718), respectively. With respect to Messrs. Dolan and Burian, restricted stock units granted upon the MSG Distribution in respect of 2015 fiscal year grants of MSG Networks restricted stock units are subject to continued MSG Network employment and are therefore not included in this table.

(5)

Represents the full vesting of Mr. O’Connor’s one-time special award of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(6)

Represents the full vesting at target of the 2017 fiscal year grant of performance stock units granted in September 2016 and the 2016 fiscal year grant of performance stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the performance stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 3,657 units ($720,063), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 5,920 units ($1,165,648), respectively; and Mr. Burian: 2,980 units ($586,762) and 3,136 units ($617,478), respectively.

(7)

Upon a simultaneous termination for good reason by the Company and MSG Networks, each of Messrs. Dolan and Burian will be entitled to payment of his 2015 fiscal year cash performance award at target. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination for good reason (inclusive of MSG Networks’ liability) is $875,000 and $555,209, respectively.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe
Severance	—	—	—	—	—
Pro rata bonus	$2,610,158(1)	—	$1,757,700(1)	$1,367,100(1)	—
Unvested restricted stock	$4,666,136(2)	$40,814,417(3)	$1,893,390(2)	$998,480(2)	$691,996(4)
Unvested performance stock	$4,906,157(5)	—	$2,282,071(5)	$1,204,240(5)	$246,913(6)
Cash Performance awards	$601,562(7)	—	—	$381,809(7)	$176,815(8)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs.

(2)

Represents the full vesting of the 2017 fiscal year grant of restricted stock units granted in September 2016, and the unvested portion of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 2,438 units ($480,042), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 3,946 units ($776,967), respectively; and Mr. Burian: 2,980 units ($586,762) and 2,091 units ($411,718), respectively. With respect to Messrs. Dolan and Burian, restricted stock units granted upon the MSG Distribution in respect of 2015 fiscal year grants of MSG Networks restricted stock units are subject to continued MSG Network employment and are therefore not included in this table.

(3)

Represents the full vesting of Mr. O’Connor’s one-time special award of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(4)	Represents the full vesting of Mr. Yospe’s 2017 fiscal year grant of restricted stock units granted in September 2016, and the unvested portion of the

2016 fiscal year grant of restricted stock units granted in October 2015 (granted by MSG Networks in September 2015 and converted into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which are: 1,310 units ($257,939) and 818 units ($161,064), respectively. The amount also includes a 2015 fiscal year grant of MSG Networks restricted stock units (granted in September 2014), which was 3,100 units ($69,595), and the Company restricted stock units that were issued in respect of such MSG Networks units upon the MSG Distribution, which was 1,033 units ($203,398).

(5)

Represents the full vesting at target of the 2017 fiscal year grant of performance stock units granted in September 2016 and the 2016 fiscal year grant of performance stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the performance stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 3,657 units ($720,063), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 5,920 units ($1,165,648), respectively; and Mr. Burian: 2,980 units ($586,762) and 3,136 units ($617,478), respectively.

(6)	Represents the pro rata target value of Mr. Yospe’s 2017 fiscal year grant of performance stock units granted in September 2016 and 2016 fiscal year performance stock units granted by MSG Networks in September 2015 and were converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution, which are: 1,310 units ($85,980) and 1,226 units ($160,933), respectively.

(7)

Upon a simultaneous termination due to death by the Company and MSG Networks, each of Messrs. Dolan and Burian will be entitled to payment of his 2015 fiscal year cash performance award at target. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination due to death (inclusive of MSG Networks’ liability) is $875,000 and $555,209, respectively.

(8)

Represents a portion of the pro rata target value of Mr. Yospe’s 2015 fiscal year cash performance award, which was assigned from MSG Networks in connection with the MSG Distribution. In connection with the MSG Distribution, MSG Networks retained 33% portion of the liabilities accrued prior to the MSG Distribution Date with respect to such award, which MSG Networks will pay to MSG and is therefore not included in the table above. The total value of the award payable to Mr. Yospe upon such a termination due to death (inclusive of MSG Networks’ liability) is $205,000.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe(6)
Severance	—	—	—	—	—
Pro rata bonus	$2,610,158(1)	—	$1,757,700(1)	$1,367,100(1)	—
Unvested restricted stock	$4,666,136(2)	$40,814,417(3)	$1,893,390(2)	$998,480(2)	—
Unvested performance stock	$4,906,157(4)	—	$2,282,071(4)	$1,204,240(4)	—
Cash Performance awards	$601,562(5)	—	—	$381,809(5)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs.
(2)

Represents the full vesting of the 2017 fiscal year grant of restricted stock units granted in September 2016, and the unvested portion of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the restricted stock units were granted by

MSG Networks in September 2015 and were converted into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 2,438 units ($480,042), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 3,946 units ($776,967), respectively; and Mr. Burian: 2,980 units ($586,762) and 2,091 units ($411,718), respectively. With respect to Messrs. Dolan and Burian, restricted stock units granted upon the MSG Distribution in respect of 2015 fiscal year grants of MSG Networks restricted stock units are subject to continued MSG Network employment and are therefore not included in this table.

(3)

Represents the full vesting of Mr. O’Connor’s one-time special award of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(4)

Represents the full vesting at target of the 2017 fiscal year grant of performance stock units granted in September 2016 and the 2016 fiscal year grant of performance stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the performance stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company performance stock units in October 2015 in connection with the MSG

Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 3,657 units ($720,063), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 5,920 units ($1,165,648), respectively; and Mr. Burian: 2,980 units ($586,762) and 3,136 units ($617,478), respectively.

(5)

Upon a simultaneous termination due to disability by the Company and MSG Networks, each of Messrs. Dolan and Burian will be entitled to payment of his 2015 fiscal year cash performance award at target. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination due to disability (inclusive of MSG Networks’ liability) is $875,000 and $555,209, respectively.

(6)

A termination by the Company of Mr. Yospe due to disability would be treated under his employment agreement as a termination by the Company without cause. For details on the amounts due upon such termination by the Company without cause, please see the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause” table.

Benefits Payable as a Result of Termination of Employment from the Company in Connection with a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan(2)	David O’Connor	Donna Coleman(2)	Lawrence J. Burian(2)	Joseph F. Yospe
Severance	$6,000,000(3)	—	$4,500,000(3)	$3,500,000(3)	$729,096(4)
Pro rata bonus	$2,610,158(5)	—	$1,757,700(5)	$1,367,100(5)	$293,186(5)
Unvested restricted stock	$4,666,136(6)	$49,363,618(7)	$1,893,390(6)	$998,480(6)	$691,996(8)
Unvested performance stock	$4,906,157(9)	$10,312,244(10)	$2,282,071(9)	$1,204,240(9)	$499,338(10)
Cash Performance awards	$601,562(11)	—	—	$381,809(11)	$176,815(12)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under

Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)

If Mr. Dolan, Ms. Coleman or Mr. Burian is terminated without cause or resigns with good reason following a change in control or a going private transaction, he or she would be entitled to the amounts set forth in this table.

(3)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(4)	Represents severance equal to one times the sum of Mr. Yospe’s annual base salary and annual target bonus.

(5)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(6)

Represents the full vesting of the 2017 fiscal year grant of restricted stock units granted in September 2016, and the unvested portion of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 2,438 units ($480,042), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 3,946 units ($776,967), respectively; and Mr. Burian: 2,980 units ($586,762) and 2,091 units ($411,718), respectively. With respect to Messrs. Dolan and Burian, restricted stock units granted upon the MSG Distribution in respect of 2015 fiscal year grants of MSG Networks restricted stock units are subject to continued MSG Network employment and are therefore not included in this table.

(7)

Represents the full vesting of Mr. O’Connor’s one-time grant of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units; $40,814,417), his 2017 fiscal year grant of restricted stock units granted in September 2016 (25,510 units ($5,022,919)), and the unvested portion of his 2016 fiscal year grant of restricted stock units granted in September 2015 by MSG Networks, and converted into an award of the Company in October 2015 in connection with the MSG Distribution (17,909 units ($3,526,282)). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer. This amount will become payable upon Mr. O’Connor’s termination without cause or resignation with good reason following a change in control or a going private transaction. Upon a change in control or going private transaction, with respect to his 2017 and 2016 fiscal year grants, Mr. O’Connor will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the NEO remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(8)

Represents the full vesting of Mr. Yospe’s 2017 fiscal year grant of restricted stock units granted in September 2016, and the unvested portion of the 2016 fiscal year grant of restricted stock units granted in October 2015 (granted by MSG Networks in September 2015 and converted into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution) which are: 1,310 units ($257,939) and 818 units ($161,064), respectively. The amount also includes a 2015 fiscal year grant of MSG Networks restricted stock units (granted in September 2014), which was 3,100 units ($69,595), and the Company restricted stock units that were issued in respect of such MSG Networks units upon the MSG Distribution, which was 1,033 units ($203,398). Upon a change in control or going private transaction, Mr. Yospe will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the NEO remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(9)

Represents the full vesting at target of Mr. Dolan, Ms. Coleman and Mr. Burian’s 2017 fiscal year grant of performance stock units granted in September 2016 and 2016 fiscal year grant of performance stock units granted in October 2015 (in the case of Messrs. Dolan and Burian, the award was granted by MSG Networks in September 2015 and was converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which are: Mr. Dolan: 21,260 units ($4,186,094) and 3,657 units ($720,063), respectively; Ms. Coleman: 5,670 units ($1,116,423) and 5,920 units ($1,165,648), respectively; Mr. Burian: 2,980 units ($586,762) and 3,136 units ($617,478), respectively.

(10)

Represents the target value of the 2017 fiscal year performance stock units granted in September 2016 and the 2016 fiscal year performance stock units granted to Messrs. O’Connor and Yospe by MSG Networks in September 2015, as converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution, which are: Mr. O’Connor: 25,510 units ($5,022,919) and 26,863 units ($5,289,325), respectively; and Mr. Yospe: 1,310 units ($257,939) and 1,226 units ($241,399), respectively. Such awards become payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2018

(in the case of the 2016 fiscal year award) or July 1, 2019 (in the case of the 2017 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date.

(11)

Upon a simultaneous termination by the Company and MSG Networks in connection with a change in control or going private transaction, each of Messrs. Dolan and Burian will be entitled to payment of his 2015 fiscal year cash performance award at target. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination in connection with a change in control or going private transaction (inclusive of MSG Networks’ liability) is: $875,000 and $555,209, respectively.

(12)

Represents a portion of the target value of Mr. Yospe’s 2015 fiscal year cash performance award granted by MSG Networks and assigned to the Company in connection with the MSG Distribution. Such award becomes payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2018 or is terminated without cause or resigns for good reason prior to such date. In connection with the MSG Distribution, MSG Networks retained 33% of the liabilities accrued prior to the MSG Distribution Date with respect to such award, which MSG Networks will pay to MSG and is therefore not included in the table above. The total value of the award payable to Mr. Yospe upon such a simultaneous termination in connection with a change in control or going private transaction (inclusive of MSG Networks’ liability) is $205,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of June 30,

2017 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	688,430	—	1,990,851
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	688,430	—	1,990,851

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 688,430 restricted stock units (both time-vesting and target performance-vesting).

(2)	In August 2017, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 270,650 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman
David O’Connor	President and Chief Executive Officer
Donna Coleman	Executive Vice President and Chief Financial Officer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer
Robert J. Lynn	Senior Vice President and Treasurer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

DAVID O’CONNOR, 59, is the President and Chief Executive Officer of the Company since July 15, 2015. Previously, Mr. O’Connor served as the President and Chief Executive Officer of MSG Networks from July 15, 2015 until the MSG Distribution Date. Prior to his employment with the Company, Mr. O’Connor worked at Creative Artists Agency (CAA), an entertainment and sports agency, since 1983, and served as a Partner and Managing Director of CAA since 1995. Mr. O’Connor serves as a director of Tribeca Enterprises LLC, BCE and TAO Group.

DONNA COLEMAN, 61, is the Executive Vice President and Chief Financial Officer of the Company since October 16, 2015 (having previously served as Interim Chief Financial Officer of the Company since July 15, 2015). Previously, Ms. Coleman served as the Interim Chief Financial Officer of MSG Networks from May 4, 2015 until the MSG Distribution Date. Ms. Coleman was Executive Vice President, Corporate Financial Planning and Control of Cablevision from November 2012 to December 2014. Prior to that, she was Senior Vice President, Corporate Financial Planning and Control of Cablevision from June 2011 to October 2012 and Senior Vice President, Planning and Operations of Cablevision from April 2000 to May 2011. Ms. Coleman serves as a director of Tribeca Enterprises LLC and the Garden of Dreams Foundation.

LAWRENCE J. BURIAN, 47, is the Executive Vice President, General Counsel and Secretary of the Company since July 15, 2015. Mr. Burian is also the Executive Vice President, General Counsel and Secretary of MSG Networks since January 12, 2010. He previously served in various roles at Cablevision, including: Senior Vice President, Associate General Counsel from January 2005 until February 2010; Vice President and Associate General Counsel from February 2002 to December 2004; and Assistant General Counsel from February 2000 to January 2002. Mr. Burian was an Associate at Davis Polk & Wardwell LLP from August 1995 to February 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian serves as a director of Tribeca Enterprises LLC, Fuse Media, Inc., BCE, the Garden of Dreams Foundation, and is a Trustee of the American Society for Yad Vashem, the Hebrew Home for the Aged at Riverdale (d/b/a/ Hebrew Home at Riverdale) and ElderServe Health, Inc. (d/b/a RiverSpring Health Plans).

JOSEPH F. YOSPE, 59, is the Senior Vice President, Controller and Principal Accounting Officer of the Company since July 15, 2015. Previously, Mr. Yospe served as the Senior Vice President, Controller and Principal Accounting Officer of MSG Networks from February 26, 2010 until the MSG Distribution Date. Mr. Yospe was Senior Vice President, Corporate Controller and Chief Accounting Officer of ABM Industries Incorporated from January 2008 to February 2010 and Senior Vice President from October 2007 to December 2007; Assistant Controller and then Vice President and Assistant Controller of Interpublic Group of Companies, Inc. from September 2004 to September 2007; and Corporate Controller of Genmab A/S from September 2002 to September 2004.

ROBERT J. LYNN, 53, is the Senior Vice President and Treasurer of the Company since September 30, 2015. Mr. Lynn served as the Senior Vice President, Treasury and Investor Relations of MSG Networks from May 24, 2010 to September 30, 2015. Previously, Mr. Lynn was Senior Vice President, Treasurer of Cenveo, Inc. from October 2005 to May 2010. Prior to that, he was Director, Global Cash & Liquidity of International Paper Company from June 2001 to October 2005.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSG NETWORKS AND AMC NETWORKS

As a result of the MSG Distribution, MSG Networks no longer holds a common stock ownership interest in the Company. However, the Company, MSG Networks and AMC Networks are all under the control of members of the Charles F. Dolan family and certain related family entities. In connection with the MSG Distribution, the Company and MSG Networks and AMC Networks have entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2017 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSG Networks and AMC Networks is set forth in Note 14 to our financial statements included in our 2017 Form 10-K.

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG Networks (the “Distribution Agreement”) in connection with the MSG Distribution.

Under the Distribution Agreement, MSG Networks provided us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) MSG Networks’ business (other than businesses of ours); (ii) certain identified claims or proceedings; (iii) any breach by MSG Networks of its obligations under the Distribution Agreement; (iv) any untrue statement or omission in the Registration Statement on Form 10 filed with the SEC (the “Registration Statement”) or in the related Information Statement (the “Information Statement”) relating to MSG Networks and its subsidiaries; and (v) indemnification obligations we may have to the NBA, the NHL or the WNBA that result from acts or omissions of the Company. We provided MSG Networks with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) the Company’s businesses; (ii) any breach by us of our obligations under the Distribution Agreement; (iii) any untrue statement or omission in the Registration Statement or Information Statement other than any such statement or omission relating to MSG Networks and its subsidiaries.

In the Distribution Agreement, we released MSG Networks from any claims we might have arising out of:

•	the management of the MSG Sports and MSG Entertainment businesses on or prior to the MSG Distribution;
•	the terms of the MSG Distribution, our Certificate of Incorporation, our Amended By-Laws and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to MSG Sports or MSG Entertainment or the MSG Distribution.

Additionally, in the Distribution Agreement MSG Networks released us from any claims MSG Networks might have arising out of:

•	the management of the businesses and affairs of MSG Networks on or prior to the MSG Distribution;

•	the terms of the MSG Distribution and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to the MSG Distribution.

The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, and methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG Networks (the “Tax Disaffiliation Agreement”) that governs MSG Networks’ and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the MSG Distribution. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

The Company and our eligible subsidiaries previously joined with MSG Networks in the filing of certain consolidated, combined and unitary returns for state, local and other applicable tax purposes. However, for periods (or portions thereof) beginning after the MSG Distribution, we generally do not join with MSG Networks in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Tax Disaffiliation Agreement, with certain exceptions, MSG Networks is generally responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSG Distribution Date. We are generally responsible for all taxes that are attributable to us or one of our subsidiaries after the MSG Distribution Date.

For any tax year, we are generally responsible for filing all separate company tax returns that relate to us or one of our subsidiaries and that do not also include MSG Networks or any of its subsidiaries. MSG Networks is generally responsible for filing all separate company tax returns that relate to MSG Networks or its subsidiaries (other than tax returns that will be filed by us), and for filing consolidated, combined or unitary returns that include (i) one or more of the Company and our subsidiaries and (ii) one or more of MSG Networks and its subsidiaries. Where possible, we have waived the right to carry back any losses, credits or similar items to periods ending prior to or on the MSG Distribution Date; however, if we cannot waive the right, we are entitled to receive the resulting refund or credit, net of any taxes incurred by MSG Networks with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax Disaffiliation Agreement, and MSG Networks has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSG Networks is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party has the authority to conduct such proceeding. The Tax Disaffiliation Agreement further provides for cooperation between MSG Networks and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the Tax Disaffiliation Agreement requires that none of the Company, MSG Networks or any of their respective subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSG Distribution from qualifying as a tax-free transaction to MSG Networks and to its stockholders under Section 355 of the Code, or would otherwise cause holders of MSG Networks stock that received our stock in the MSG Distribution to be taxed as a result of the MSG Distribution and certain transactions undertaken in connection with the MSG Distribution. Additionally, for the two-year period following the MSG Distribution, the Company and MSG Networks could not engage in certain activities that might jeopardize the tax-free treatment of the MSG Distribution, unless the Company or MSG Networks, as applicable, received consent from the other party or otherwise obtained a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to such other party, that the activity would not alter the tax-free status of the MSG Distribution to the other party and its stockholders. Such restricted activities included:

•	entering into any transaction pursuant to which 50% or more of the first-mentioned party’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;

•	issuing equity securities, if any such issuances would, in the aggregate, constitute 50% or more of the voting power or value of such party’s capital stock;

•	certain repurchases of such party’s common shares;

•	ceasing to actively conduct such party’s business;

•	amendments to such party’s organizational documents (i) affecting the relative voting rights of the party’s stock or (ii) converting one class of the party’s stock to another;

•	liquidating or partially liquidating; and
•	taking any other action that prevents the MSG Distribution and certain related transactions from being tax-free.

Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the MSG Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Transition Services Agreement

On September 11, 2015, we entered into a Transition Services Agreement with MSG Networks under which, in exchange for the fees specified in such agreement, we provided certain management and other services to MSG Networks, including with respect to such areas as tax, information technology, risk management, treasury, legal, human resources, accounting, purchasing, communications, security and compensation and benefits. MSG Networks similarly provided certain transition services to the Company. The Company and MSG Networks, as parties receiving services under the agreement, agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. The Transition Services Agreement expired on September 30, 2017.

Services Agreement

In connection with the expiration of the Transition Services Agreement described above, we entered into an interim Services Agreement with MSG Networks, pursuant to which each party provides the other with the services described above on the same terms as provided in the Transition Services Agreement on an interim basis while we work to finalize a new Services Agreement. We expect to enter into a new Services Agreement this calendar year which will be retroactive to July 1, 2017 and will provide for each party to furnish substantially the same services described above in exchange for service fees.

Employee Matters Agreement

We have in place an Employee Matters Agreement (the “Employee Matters Agreement”) with MSG Networks that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSG Distribution. Our employees continued to participate in certain of MSG Networks’ health and welfare and other employee benefit plans through December 31, 2015, following which the Company established its own health and welfare and other employee benefit plans. In connection with the MSG Distribution, we assumed certain pension and retirement plans of MSG Networks. Following the MSG Distribution Date, we and MSG Networks generally each hold responsibility for our respective employees and compensation plans except for the liability for certain incentive awards held by corporate, advertising and shared employees, the liability of which is split between the Company and MSG Networks in accordance with the Employee Matters Agreement.

Media Rights Agreements

The media rights agreements between the Company and MSG Networks covering the Knicks of the NBA and the Rangers of the NHL provide MSG Networks exclusive media rights to team games in their local markets. Each of the media rights agreements has a stated term of 20 years, with an annual rights fee in the fiscal year ended June 30, 2017 of $103.85 million for the Knicks and $31.35 million for the Rangers. The rights fee in each media rights agreement increases annually; for the fiscal year ended June 30,

2018, the rights fee increased to $109 million for the Knicks and $32.73 million for the Rangers. The rights fee is also subject to adjustments in certain circumstances, including if the Company does not make available a minimum number of games in any year. MSG Networks has certain rights to match third-party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the MSG Distribution, the Company and MSG Networks entered into an Advertising Sales Representation Agreement pursuant to which the Company has the exclusive right and obligation, for a commission, to sell MSG Networks’ advertising availabilities for an initial stated term of seven years, subject to certain termination rights, including our right to terminate if the Company and MSG Networks are no longer affiliates and MSG Networks’ right to terminate if certain sales thresholds are not met unless we pay MSG Networks the shortfall. All of MSG Networks’ personnel who had previously worked on advertising sales transferred to the Company.

Equity Administration Agreement

We have in place an Equity Administration Agreement with AMC Networks that sets forth the responsibilities and liabilities of the parties regarding vesting, exercise and forfeiture of stock options of:

(i) the Company that are held by employees or former employees of AMC Networks; and (ii) AMC Networks that are held by employees or former employees of the Company.

Other Arrangements and Agreements with MSG Networks and/or AMC Networks

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman with MSG Networks, and for the Vice Chairman with MSG Networks and AMC Networks. The Company’s portion of such executive support expenses for the fiscal year ended June 30, 2017 was $1,130,685. See “— Dolan Family Arrangements” below for a description of certain additional office sharing arrangements that include MSG Networks and AMC Networks. The Company has also entered into a number of commercial and technical arrangements and agreements with MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2017, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology and lease of suites and sponsorship of the Company and its professional sports teams, as applicable.

In addition, the Company and each of MSG Networks and AMC Networks are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

AIRCRAFT ARRANGEMENTS

A subsidiary of the Company has entered into various arrangements with a subsidiary of MSG Networks, pursuant to which MSG Networks has the right to lease on a “time-sharing” basis certain aircraft. MSG Networks is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. MSG Networks paid the Company $20,284 for use of such aircraft during the fiscal year ended June 30, 2017. In calculating the amounts payable under the agreement, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies. Additionally, the Company and MSG Networks have agreed on an allocation of the costs of certain helicopter use by its shared executive officers. The Company’s portion of such helicopter expenses during the fiscal year ended June 30, 2017 was $37,221.

A subsidiary of the Company has entered into an Aircraft Dry Lease Agreement with Quart 2C, LLC (“Q2C”), a company controlled by James. L. Dolan, the Executive Chairman and a director of the Company, pursuant to which Q2C has a right to lease on a non-exclusive basis our Gulfstream Aerospace G-550 aircraft (the “G-550”). Q2C is required to pay us rent at an hourly rate and specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to these arrangements, Q2C paid the Company $267,174 for its use of the G-550 during the fiscal year ended June 30, 2017. In addition, a subsidiary of the Company and Q2C are parties to an agreement, pursuant to which the Company has a right to lease on a non-exclusive basis Q2C’s Gulfstream Aerospace G450 aircraft (the “G450”) on reciprocal terms of the dry lease agreement for the G-550. Pursuant to this arrangement, the Company paid Q2C $111,096 for use of the G450 during the fiscal year ended June 30, 2017. Both the G-550 Dry Lease Agreement and the G450 Dry Lease Agreement include “true-up” mechanisms such that, to the extent one party’s annual usage exceeds the other party’s annual usage of the other party’s aircraft, the party with the greater aircraft usage would pay an additional hourly rate with respect to excess hours intended to cover the additional costs. In addition, the reciprocal arrangements provide for equitable adjustment in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party.

As permitted under the G450 Aircraft Dry Lease Agreement, a subsidiary of the Company has entered into a Time Sharing Agreement with AMC Networks, pursuant to which AMC Networks has the right to lease on a “time-sharing” basis the G450 from the Company. AMC Networks is required to pay us an amount equal to the actual non-fuel expenses of each flight it elects to utilize and 200% of actual fuel usage for such flights, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, AMC Networks made no payments to the Company during the fiscal year ended June 30, 2017 because it did not use the G450 during such time period. In calculating the amounts payable under the agreement, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

Additionally, a subsidiary of the Company has entered into a Time Sharing Agreement with AMC Networks, pursuant to which AMC Networks has the right to lease on a “time-sharing” basis our G-550. AMC Networks is required to pay us an amount equal to the actual non-fuel expenses of each flight it elects to utilize and 200% of actual fuel usage for such flights, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, AMC Networks paid the Company $33,128 for use of the G-550 during the fiscal year ended June 30, 2017. In calculating the amounts payable under the agreement, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

A subsidiary of the Company has entered into an Aircraft Dry Lease Agreement with Charles F. Dolan, a director of the Company, pursuant to which Mr. Dolan has a right to lease on a non-exclusive basis our G-550. Mr. Dolan is required to pay us rent at an hourly rate and specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to these arrangements, Mr. Dolan made no payments to the Company during the fiscal year ended June 30, 2017 because he did not use the G-550 during such time period. In addition, a subsidiary of the Company and Sterling Aviation, LLC (“Sterling”), a company controlled by Charles F. Dolan, are parties to an agreement, pursuant to which the Company has a right to lease on a non-exclusive basis Sterling’s Gulfstream Aerospace GV aircraft (the “GV”) on reciprocal terms of the dry lease agreement for the G-550. Pursuant to this arrangement, the Company made no payments to Sterling during the fiscal year ended June 30, 2017 because the Company did not use the GV during such time period. Both the G-550 Dry Lease Agreement and the GV Dry Lease Agreement include “true-up” mechanisms such that, to the extent one party’s annual usage exceeds the other party’s annual usage of the other party’s aircraft, the party with the greater aircraft usage would pay an additional hourly rate with respect to excess hours intended to cover the additional costs. In addition, the reciprocal arrangements provide for equitable adjustment in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party.

DOLAN FAMILY ARRANGEMENTS

The Company charges the Knickerbocker Group, LLC, an entity owned by James L. Dolan, the Executive Chairman and a director of the Company, for office space equal to the allocated cost of such space and certain technology services provided in connection with the use of such space. The amount paid by the Knickerbocker Group, LLC during the fiscal year ended June 30, 2017 was $149,793. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

The Company is party to an arrangement with Dolan Family Office, LLC (“DFO LLC”), a company controlled by Charles F. Dolan, MSG Networks and AMC Networks providing for the sharing of certain expenses associated with executive office space which is available to James L. Dolan, Charles F. Dolan and DFO LLC. The Company’s portion of such office space expenses during the fiscal year ended June 30, 2017 was $23,924.

In addition, the Company and certain Dolan family entities are party to aircraft arrangements described above. See “— Aircraft Arrangements.”

OTHER

Since the MSG Distribution Date, Charles A. Tese, the brother of Vincent Tese, a director of the Company, has been employed by MSG Sports & Entertainment, LLC (“MSGSE”), a subsidiary of the Company, in a non-executive officer position. Previously, Charles A. Tese was employed by a subsidiary of MSG Networks in a non-executive officer position from 2005 until the MSG Distribution Date and Vincent Tese served as a director of MSG Networks from 2010 until the MSG Distribution Date.

For the fiscal year ended June 30, 2017, Mr. Charles A. Tese earned $119,476.

Since March 14, 2016, Ryan Dolan, the son of James L. Dolan, the Executive Chairman and a director of the Company, has been employed by a subsidiary of the Company, in a non-executive officer position. For the fiscal year ended June 30, 2017, Mr. Ryan Dolan earned $83,279.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF

INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman of MSG Networks, our Vice Chairman, Gregg G. Seibert, also serves as Vice Chairman of MSG Networks and AMC Networks, and our Executive Vice President, General Counsel and Secretary, Lawrence J. Burian, also serves as Executive Vice President, General Counsel and Secretary of MSG Networks. Six of our director nominees (including James L. Dolan) also serve as directors of MSG Networks, and James L. Dolan serves as an executive officer of MSG Networks concurrently with his service on our Board. Seven of our director nominees (including James L. Dolan) also serve as directors of AMC Networks, and Charles F. Dolan serves as an executive officer of AMC Networks concurrently with his service on our Board. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSG Networks or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSG Networks and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSG Networks and/or AMC Networks and us. In addition, certain of our officers and directors own MSG Networks and/or AMC Networks stock, restricted stock units, cash performance awards, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSG Networks or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSG Networks and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG Networks or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG Networks and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in

Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Networks and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds the current $120,000 threshold. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of the current $120,000 threshold, as well as the handling and resolution of any disputes involving amounts in excess of the current $120,000 threshold. Our executive officers and directors who are also senior executives or directors of MSG Networks and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSG Networks and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of MSG Networks and/or AMC Networks, as applicable.

Currently, and throughout our fiscal year ended June 30, 2017, our Audit Committee served as the Independent Committee under the above policies.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of our outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2017. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 12, 2017 with respect to the beneficial ownership of our Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	542,040 4,529,517	2.8% 100%	71.2%
Charles F. Dolan (3)(4)(5)(8) (26) – (30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	250,929 2,682,470	1.3% 59.2%	42.1%
Helen A. Dolan (3)(4)(5)(8) (26) – (30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	250,929 2,682,470	1.3% 59.2%	42.1%
James L. Dolan (3)(7)(8) (9)(14)(16)(17)(18)(25) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	175,138 618,369	* 13.7%	9.9%
Kristin A. Dolan (3)(7)(8) (9)(14)(16)(17)(18)(25) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	175,138 618,369	* 13.7%	9.9%
Thomas C. Dolan (3)(8)(15) (16)(20)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	33,047 308,986	* 6.8%	4.9%
Charles P. Dolan (8)	Class A Common Stock Class B Common Stock	6,094 —	* —	*
Wilt Hildenbrand (8)	Class A Common Stock Class B Common Stock	14,402 —	* —	*
Richard D. Parsons (8)(10)	Class A Common Stock Class B Common Stock	4,479 —	* —	*
Frank J. Biondi, Jr. (6)(8)	Class A Common Stock Class B Common Stock	2,047 —	* —	*
Nelson Peltz (8)	Class A Common Stock Class B Common Stock	4,772 —	* —	*
Alan D. Schwartz (8)	Class A Common Stock Class B Common Stock	6,163 —	* —	*
Scott M. Sperling (8)	Class A Common Stock Class B Common Stock	506 —	* —	*

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Brian G. Sweeney (3)(8)(12)(13) (16)(18)(22) 20 Audrey Avenue, 1st Floor Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	40,255 306,327	* 6.8%	4.8%
Vincent Tese (8)	Class A Common Stock Class B Common Stock	3,744 —	* —	*
Paul J. Dolan (3)(8)(17) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	77,231 910,651	* 20.1%	14.3%
David O’Connor (7)	Class A Common Stock Class B Common Stock	7,714 —	* —	*
Donna Coleman (7)	Class A Common Stock Class B Common Stock	3,363 —	* —	*
Lawrence J. Burian (7)	Class A Common Stock Class B Common Stock	11,937 —	* —	*
Joseph F. Yospe (7)	Class A Common Stock Class B Common Stock	7,332 —	* —	*
Marianne Dolan Weber (3)(8) (11)(16)(19)(23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	24,533 296,934	* 6.6%	4.7%
All executive officers and directors as a group (4) – (30)	Class A Common Stock Class B Common Stock	600,743 4,213,086	3.2% 93.0%	66.4%
Deborah A. Dolan-Sweeney (3)(8)(12)(13)(16)(18)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	40,255 306,327	* 6.8%	4.8%
Kathleen M. Dolan (3)(16)(17) (20)(21) – (25) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	92,590 1,833,002	* 40.5%	28.6%
Mary S. Dolan (3)(18) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,452 2,763,412	* 61.0%	43.0%
Matthew J. Dolan (3)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	30,576 605,920	* 13.4%	9.5%
David M. Dolan (3)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	129,330 2,457,085	* 54.2%	38.4%

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.8%
Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney (3)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.8%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	15,954 296,934	* 6.6%	4.6%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 308,986	* 6.8%	4.8%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(25) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	29,249 604,324	* 13.3%	9.4%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4) (5)(26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 824,477	* 18.2%	12.8%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(27) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 430,402	* 9.5%	6.7%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3) (4)(5)(28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 405,402	* 9.0%	6.3%
Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber (3)(4)(5)(29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 426,402	* 9.4%	6.6%

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan- Sweeney (3)(4)(5)(30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 370,402	* 8.2%	5.8%
Clearbridge Investments, LLC (31) 620 8th Avenue New York, NY 10018	Class A Common Stock Class B Common Stock	1,397,815 —	7.3% —	2.2%
The Vanguard Group (32) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	1,390,038 —	7.3% —	2.2%
GAMCO Investors, Inc. (33) One Corporate Center Rye, NY 10580	Class A Common Stock Class B Common Stock	1,386,548 —	7.3% —	2.2%
Lazard Asset Management LLC (34) 30 Rockefeller Plaza New York, NY 10112	Class A Common Stock Class B Common Stock	1,341,513 —	7.0% —	2.1%
First Eagle Investment Management, LLC (35) 1345 Avenue of the Americas New York, NY 10105	Class A Common Stock Class B Common Stock	1,029,030 —	5.4% —	1.6%

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan individually and a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”), Helen A. Dolan, individually and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO

Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and, individually, a “Dolan Children Trust”) and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah A. Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members include David M. Dolan, as Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and, individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah A. Dolan-Sweeney and as a Trustee of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 542,040 shares of Class A Common Stock and (ii) 4,529,517 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,529,517 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group

Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 140,941 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 33,572 shares of Class A Common Stock (including 6,163 shares of Class A Common Stock owned of record personally and 27,409 shares of Class A Common Stock owned of record by the CFD 2009 Trust) and 225,385 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the CFD 2009 Trust and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 217,357 shares of Class A Common Stock (including 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(5)

Helen A. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 250,929 shares of Class A Common Stock (including 6,163 shares of Class A Common Stock owned of record by her spouse, Charles F. Dolan, 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 27,409 shares of Class A Common Stock owned of record by the CFD 2009 Trust) and 2,682,470 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 225,385 shares of Class B Common Stock owned of record by the CFD 2009 Trust and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which her spouse may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 6,163 shares of Class A Common Stock owned of record by her spouse, 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 27,409 shares of Class A Common Stock, owned of record by the CFD 2009 Trust, and 2,682,470 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 225,385 shares of Class B Common Stock owned of record by the CFD 2009 Trust and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)	The 2,047 shares of Class A Common Stock are held by The Biondi Family Trust.

(7)

Does not include unvested restricted stock units and target amount of unvested performance stock units granted under the Employee Stock Plan. The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 32,883 units; David O’Connor, 254,236 units; Ms. Donna Coleman, 10,423 units; Messrs. Lawrence J. Burian, 5,482 units; and Joseph F. Yospe, 2,363 units. The excluded number of target performance stock units for the following individuals are: Messrs. James L. Dolan, 42,407 units; David O’Connor, 73,363 units; Ms. Donna Coleman, 16,260 units; Messrs. Lawrence J. Burian, 8,566 units; and Joseph F. Yospe, 3,616 units.

(8)	Does not include restricted stock units granted under the Director Stock Plan. The excluded number of restricted stock units for each of the following individuals is: Messrs. Frank J. Biondi, Jr., 635 units; Charles F. Dolan, 1,264 units; Charles P. Dolan, 1,264 units; Thomas C. Dolan, 1,264 units; Wilt Hildenbrand, 1,264 units; Richard D. Parsons, 1,264 units; Nelson Peltz, 1,264 units; Alan D. Schwartz, 1,264 units; Scott M. Sperling, 1,264 units; Brian G. Sweeney, 1,264 units; Vincent Tese, 1,264 units; Mses. Kristin A. Dolan, 1,264 units and Marianne Dolan Weber, 635 units.

(9)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 136,689 shares of Class A Common Stock (including 136,198 shares of Class A Common Stock owned of record personally and 491 shares of Class A Common Stock held as custodian for one or more minor children) and 14,045 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 38,449 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with his spouse, 7,733 shares of Class A Common Stock owned of record by his spouse, 1,051 shares of Class A Common Stock owned of record by members of his household, and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 491 shares of Class A Common Stock held as custodian for one or more minor children, 7,733 shares of Class A common Stock owned of record by his spouse, 1,051 shares of Class A Common Stock owned of record by members of his household and 29,249 shares of Class A Common Stock and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(10)	Includes 816 shares held in a trust of which Mr. Parsons is a trustee. Mr. Parsons disclaims beneficial ownership of the shares held in the trust.

(11)	Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,063 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 16,470 shares of Class A Common Stock (including 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(12)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 15,182 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 25,073 shares of Class A Common Stock (including 6,872 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 2,247 shares Class A Common Stock held in trust for his children for which he serves as trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 6,872 shares of Class A Common Stock owned by his spouse, the 2,247 shares of Class A Common Stock held in trusts for his children for which he serves as trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(13)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,872 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 33,383 shares of Class A Common Stock (including 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 15,954 shares of Class A Common Stock and 306,427 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(14)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 7,733 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 167,405 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 136,198 shares of Class A Common Stock owned of record by her spouse, 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 1,051 shares of Class A Common Stock owned of record by members of her household and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 136,198 shares of Class A Common Stock owned of record by her spouse ,1,051 shares of Class A Common Stock owned of record by members of her household, 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(15)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 19,752 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(16)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,184 shares of Class A Common Stock (including 1,568 shares of Class A Common Stock owned of record personally and 616 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 10,104 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 1,822,898 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 616 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 1,833,002 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(17)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 32,028 shares of Class A Common Stock (including 1,548 shares of Class A Common Stock held as custodian for one or more minor children and 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 1,548 shares of Class A Common Stock held as custodian for one or more minor children, 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(18)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 2,274 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,178 shares of Class A Common Stock (including 2,603 shares of Class A Common Stock owned jointly with her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,763,412 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 2,274 shares of Class A Common Stock held as custodian for one or more minor children, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(19)	Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 795 shares of Class A Common Stock (including 408 shares of Class A Common Stock owned of record personally and 387 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 29,781 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned jointly with his spouse, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 387 shares of Class A Common Stock held as custodian for a minor child, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(20)

David M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 100,344 shares of Class A Common Stock (including 609 shares of Class A Common Stock owned of record by the David M. Dolan Revocable Trust and 99,735 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 28,986 shares of Class A Common Stock (including 2,365 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. He disclaims beneficial ownership of 99,735 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust, 2,365 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(21)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(25)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(28)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(29)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(30)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(31)

Based upon a Schedule 13G (Amendment No. 1) filed with the SEC on February 14, 2017, Clearbridge Investments, LLC (“Clearbridge Investments”) beneficially owns 1,397,815 shares of Class A Common Stock. Clearbridge Investments has sole voting power over 1,356,871 shares of Class A Common Stock and sole dispositive power over 1,397,815 shares of Class A Common Stock. Clearbridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

(32)

Based upon a Schedule 13G (Amendment No. 1) filed with the SEC on February 10, 2017, The Vanguard Group (“Vanguard”) beneficially owns 1,390,038 shares of Class A Common Stock. Vanguard has sole voting power over 10,134 shares of Class A Common Stock, shared voting power over 2,063 shares of Class A Common Stock, sole dispositive power over 1,378,909 shares of Class A Common Stock and shared dispositive power over 11,129 shares of Class A Common Stock.

(33)

Based upon a Schedule 13D filed with the SEC on October 19, 2015, certain operating subsidiaries of GAMCO Investors, Inc. beneficially hold, or exercise investment discretion over various institutional accounts which would hold, an aggregate of 1,386,548 shares of Class A Common Stock. Mario J. Gabelli who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities.

(34)

Based upon a Schedule 13G (Amendment No. 2) filed with the SEC on May 9, 2017, Lazard Asset Management LLC (“Lazard”) beneficially owns 1,341,513 shares of Class A Common Stock. Lazard has sole voting power over 491,951 shares of Class A Common Stock and sole dispositive power over 1,341,513 shares of Class A Common Stock.

(35)

Based upon a Schedule 13G filed with the SEC on February 6, 2017, First Eagle Investment Management, LLC (“First Eagle”) beneficially owns 1,029,030 shares of Class A Common Stock. First Eagle has sole voting power over 700,937 shares of Class A Common Stock and sole dispositive power over 1,029,030 shares of Class A Common Stock.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. Charles F. Dolan, members of the Dolan family and related family entities are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of Class B Common Stock to be cast as a block on all matters to be voted on by holders of Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan family group are to be voted on all matters in accordance with the determination of the Dolan Family Committee, except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B shares owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock. The Dolan Family Committee consists of Charles F. Dolan and his six children, James L. Dolan, Patrick F. Dolan, Thomas C. Dolan, Kathleen M. Dolan,

Deborah A. Dolan-Sweeney and Marianne Dolan Weber, or their designees (collectively, the “Dolan Siblings”). The Dolan Family Committee generally acts by a majority vote, except that a going private transaction must be approved by a two-thirds vote and a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. The Stockholders Agreement also contains certain transfer restrictions, rights of first offer, rights of first refusal, tag-along rights and drag-along rights, all of which are for the benefit of, and waivable and enforceable by, the Class B stockholders and not the Company.

Charles F. Dolan, all other holders of Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 12, 2017, the Dolan Parties owned approximately 2.7 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 451,634 shares of Class A Common Stock (including options), which represented approximately 2.4% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 13.4% of our Common Stock and 42.8% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 12, 2017, the Children Trusts owned 1,822,898 shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 90,406 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 8.1% of our Common Stock and 28.5% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such stock will be converted to Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2017 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2018 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2018 annual meeting must submit their proposals to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 29, 2018. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2018 proxy statement.

In accordance with our Amended By-Laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2018 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by

5:00 p.m. on December 8, 2017 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to The Madison Square Garden Company, Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2017 FORM 10-K

A copy of the Company’s 2017 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to The Madison Square Garden Company, Attention: Corporate Secretary, Two Pennsylvania Plaza,

New York, NY 10121. You also may obtain our 2017 Form 10-K at the SEC’s website, www.sec.gov, or at www.themadisonsquaregardencompany.com by clicking on “Investors,” then “Financial Information” and following the link from our “SEC Filings” page.

LAWRENCE J. BURIAN

Executive Vice President, General Counsel

and Secretary

New York, New York

October 27, 2017

ANNEX A – RECONCILIATION OF NON-GAAP AMOUNTS

The Company believes that presenting AOI, a non-GAAP measure, is meaningful, as it reflects metrics considered by the Compensation Committee in making its compensation determinations. The Company defines adjusted operating income (loss), or “AOI,” as operating income (loss) before (1) depreciation, amortization and impairments of property and equipment and intangible assets, (2) share-based compensation expense or benefit, (3) restructuring charges or credits, (4) gains or losses on sales or dispositions of businesses and (5) the impact of purchase accounting adjustments related to business acquisitions. Because it is based upon operating income (loss), AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the various operating units of our business without regard to the settlement of an obligation that is not expected to be made in cash. The Company believes AOI is an appropriate measure for evaluating the operating performance of our business segments and the Company on a consolidated basis. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze the Company’s performance. Internally, the Company uses revenues and AOI measures as the most important indicators of its business performance, and evaluates management’s effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. All dollar amounts included in this Annex A are presented in thousands, except as otherwise noted.

The following is a reconciliation of operating income (GAAP) to AOI (non-GAAP):

Twelve Months Ended June 30, 2017
Operating loss	$(60,356)
Share-based compensation	41,129
Depreciation and amortization	107,388
Purchase accounting adjustments	9,466

Adjusted operating income (loss)	$97,627

A-1

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
THE MADISON SQUARE GARDEN COMPANY TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121	24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 14, 2017 (December 13, 2017 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by The Madison Square Garden Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 14, 2017 (December 13, 2017 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 14, 2017 (December 13, 2017 for participants in the AMC Networks Inc. 401(k) Plan).

Stockholder Meeting Registration: You must register to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.
If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E33632-P98759-Z71188	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY

Unless otherwise specified in the spaces provided, the under signed’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposal 2 below, as more fully described in the accompanying Proxy Statement.

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of the following nominees as directors:

(01) Frank J. Biondi, Jr.
(02) Joseph J. Lhota
(03) Richard D. Parsons
(04) Nelson Peltz
(05) Scott M. Sperling

The Board of Directors recommends you vote FOR the following proposal:				For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018.				☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

– – – – – – – – – – – –  – – – –  – – – –  – – – – – –  – – – –  – – – –  – – – – – –  – – – –  – – – – – –  – – – –  – – – –  – – – – – – – – – – –

FOLD AND DETACH HERE	E33633-P98759 -Z71188

CLASS A PROXY CARD
THE MADISON SQUARE GARDEN COMPANY Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 15, 2017

The undersigned hereby appoints David O’Connor, Donna Coleman and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Friday, December 15, 2017, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposal 2, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 13, 2017 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on December 8, 2017. For further details, see “How do I attend the 2017 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
THE MADISON SQUARE GARDEN COMPANY TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121	24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 14, 2017. Have your proxy card in hand when you access the website and then follow the instructions provided.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by The Madison Square Garden Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 14, 2017. Have your proxy card in hand when you call and then follow the instructions provided.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 14, 2017.
Stockholder Meeting Registration: You must register to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.
If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E33634-Z71201	KEEP THIS PORTION FOR YOUR RECORDS

– – – – – – – – – –  – – – –  – – – –  – – – – – –  – – – –  – – – –  – – – – – –  – – – –  – – – – – –  – – – –  – – – –  – – – – – – – – – – – –

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY

Unless otherwise specified in the spaces provided, the under signed’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposal 2 below, as more fully described in the accompanying Proxy Statement.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of the following nominees as directors:

(01) James L. Dolan	(06) Thomas C. Dolan
(02) Charles F. Dolan	(07) Wilt Hildenbrand
(03) Charles P. Dolan	(08) Alan D. Schwartz
(04) Kristin A. Dolan	(09) Brian G. Sweeney
(05) Marianne Dolan Weber	(10) Vincent Tese

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018.						☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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FOLD AND DETACH HERE	E33635-Z71201

CLASS B PROXY CARD

THE MADISON SQUARE GARDEN COMPANY
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 15, 2017

The undersigned hereby appoints David O’Connor, Donna Coleman and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Friday, December 15, 2017, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposal 2, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on December 8, 2017. For further details, see “How do I attend the 2017 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 15, 2017

Meeting Information

	Meeting Type:	Annual Meeting
	For holders as of:	October 17, 2017
Date: December 15, 2017 Time: 10:00 a.m. Eastern Time
Location: The Paley Center for Media
25 West 52nd Street
New York, NY 10019

THE MADISON SQUARE GARDEN COMPANY TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE	PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 3, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person at the meeting. If you do not own the shares directly, you must have a legal proxy to vote these shares at the meeting. At the annual meeting, you will need to request a ballot to vote these shares. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote by the Internet, go to www.proxyvote.com. Have the information available that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on December 14, 2017 (December 13, 2017 for participants in the AMC Networks Inc. 401(k) Plan).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Stockholder Meeting Registration: You must register to attend the meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.

Voting Items

Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends you vote FOR the following director nominees:

1.	Election of the following nominees as directors:

(01) Frank J. Biondi, Jr.
(02) Joseph J. Lhota
(03) Richard D. Parsons
(04) Nelson Peltz
(05) Scott M. Sperling

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018.

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.